UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

908 DEVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Exchange Act Rules 14a-6(i)(1) and 0-11.

908 DEVICES INC.
645 Summer Street, Suite 201
Boston, Massachusetts 02210
April 28, 2025
Dear Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of 908 Devices Inc., which will be held on Thursday, June 12, 2025 at 10:00 a.m. Eastern Time, solely by means of remote communication in a virtual-only format. You will not be able to attend the Annual Meeting physically. You will be able to attend and participate in the Annual Meeting online by visiting https://meetnow.global/M5UTCGT, where you will be able to listen to the meeting live, submit questions and vote.
At the Annual Meeting, the board of directors will ask stockholders to (i) elect three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2028 annual meeting of stockholders; and (ii) ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. These matters are described more fully in the accompanying Proxy Statement, which you are urged to read thoroughly. The board of directors recommends a vote “FOR” each of the director nominees, and “FOR” ratification of the appointment of our independent registered public accounting firm.
We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing notice of and access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a Stockholder Meeting Notice with instructions on how they may access and review our proxy materials and our 2024 Annual Report on Form 10-K on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Stockholder Meeting Notice that is being sent to you.
Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote as soon as possible. If you received the Stockholder Meeting Notice, a separate proxy card was not sent to you and you may vote only via the Internet unless you attend the virtual Annual Meeting or request that a proxy card and proxy materials be mailed to you. If you have requested that a proxy card and proxy materials be mailed to you, and you have received those materials, then you may vote via the Internet, by telephone or by mailing a completed proxy card. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Stockholder Meeting Notice.
Thank you for your continued interest in and support of 908 Devices Inc.
Sincerely,
Kevin J. Knopp, Ph.D.
Chief Executive Officer

908 DEVICES INC.
645 Summer Street, Suite 201
Boston, Massachusetts 02210
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2025
Notice is hereby given that the 2025 Annual Meeting of Stockholders, or Annual Meeting, of 908 Devices Inc. will be held via the Internet at a virtual web conference at https://meetnow.global/M5UTCGT on Thursday, June 12, 2025 at 10:00 a.m. Eastern Time. More information about the Annual Meeting is below:
When	Thursday, June 12, 2025 at 10:00 a.m. Eastern Time.

Where	The Annual Meeting will be held entirely online. You will be able to attend and participate in the Annual Meeting online by visiting https://meetnow.global/M5UTCGT, where you will be able to listen to the meeting live, submit questions and vote.

Items of Business
We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:
1.
To elect three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2028 annual meeting of stockholders.

2.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

3.
To transact any other business that properly comes before the Annual Meeting and at any adjournments and postponements thereof.

Record Date	Only stockholders of record at the close of business on April 17, 2025, or Record Date, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

How to Vote	Please vote your shares promptly to ensure the presence of a quorum at the Annual Meeting. Please review the proxy materials for the Annual Meeting and follow the instructions in the section entitled “Voting Information” of the accompanying Proxy Statement beginning on page 3 to vote. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. As described on page 5 of the accompanying Proxy Statement, any stockholder of record as of the Record Date may attend the Annual Meeting online and vote during the online meeting even if he or she previously returned a proxy card by mail or voted via the Internet or by telephone.
By Order of the Board of Directors,

Michael S. Turner
Chief Legal and Administrative Officer, and Secretary
Boston, Massachusetts
April 28, 2025

Page
PROXY STATEMENT	1
GENERAL INFORMATION	2
VOTING INFORMATION	3
PROPOSAL NO. 1 — ELECTION OF CLASS II DIRECTORS	8
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	15
REPORT OF THE AUDIT COMMITTEE	17
CORPORATE GOVERNANCE	18
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	39
PRINCIPAL STOCKHOLDERS	42
HOUSEHOLDING	45
STOCKHOLDER PROPOSALS	45
OTHER MATTERS	45

908 DEVICES INC.
645 Summer Street, Suite 201
Boston, Massachusetts 02210
PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 12, 2025
This Proxy Statement contains information about the 2025 Annual Meeting of Stockholders, or Annual Meeting, of 908 Devices Inc., which will be held on Thursday, June 12, 2025 at 10:00 a.m. Eastern Time, solely by means of remote communication in a virtual-only format. You will not be able to attend the Annual Meeting physically. You will be able to attend and participate in the Annual Meeting online by visiting https://meetnow.global/M5UTCGT, where you will be able to listen to the meeting live, submit questions and vote. The board of directors of 908 Devices Inc. is using this Proxy Statement to solicit proxies for use at the Annual Meeting. In this Proxy Statement, the terms “908 Devices,” “the Company,” “we,” “us,” and “our” refer to 908 Devices Inc. and its subsidiaries. The mailing address of our principal executive offices is 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of 2025 Annual Meeting of Stockholders. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.
We made this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or 2024 Annual Report, available to our stockholders of record as of April 17, 2025, or Record Date, on or about April 28, 2025.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted, and we are not required to disclose pay versus performance information under Item 402(v) of Regulation S-K. We will remain an “emerging growth company” until the earliest of: (i) December 31, 2025; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a “large accelerated filer” under the rules of the Securities and Exchange Commission, or SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2025
This Proxy Statement and our 2024 Annual Report are available for viewing, printing and downloading at www.envisionreports.com/MASS. To view these materials, please have your control number available that appears on your Stockholder Meeting Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
A copy of our 2024 Annual Report, as filed with the U.S. Securities and Exchange Commission, or SEC, on March 7, 2025, except for exhibits, will be furnished without charge to any stockholder upon written request to 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary or by email to secretary@908devices.com. This Proxy Statement and our 2024 Annual Report are also available on the SEC’s website at www.sec.gov, or in the “Investors” section of our website at https://ir.908devices.com/.

GENERAL INFORMATION
Why am I receiving these materials?
908 Devices has prepared these materials for the Annual Meeting. The Annual Meeting is scheduled to be held on Thursday, June 12, 2025 at 10:00 a.m. Eastern Time, solely by means of remote communication in a virtual-only format. You are invited to attend and are requested to vote on the proposals described in this Proxy Statement. The board of directors of 908 Devices is soliciting proxies for use at the Annual Meeting.
What is included in these proxy materials?
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The Notice of 2025 Annual Meeting of Stockholders

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This Proxy Statement

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The 2024 Annual Report on Form 10-K

If you requested printed versions of these materials by mail, you will also receive a proxy card or voting instruction form for the Annual Meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules of the SEC, we use the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, we are sending a Stockholder Meeting Notice to our stockholders who have not previously requested paper proxy materials with instructions on how to access the proxy materials over the Internet or request a printed copy of the materials, and for voting over the Internet. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources.
Stockholders may follow the instructions in the Stockholder Meeting Notice to elect to receive future proxy materials in print by mail or electronically by email. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to us associated with the printing and mailing of proxy materials.
What items will be voted on at the Annual Meeting?
There are two items that stockholders may vote on at the Annual Meeting:
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Proposal No. 1: To elect three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2028 annual meeting of stockholders; and

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Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Will any other business be conducted at the Annual Meeting?
Other than the proposals described in this Proxy Statement, we know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matter properly comes before the stockholders at the Annual Meeting, it is the intention of the persons named as proxy holders to vote upon such matters in accordance with the recommendation of our board of directors.

VOTING INFORMATION
Who may vote at the Annual Meeting?
Only holders of record of our common stock as of the close of business on April 17, 2025, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 35,739,753 shares of our common stock outstanding and entitled to vote. We had no other class of capital stock outstanding as of the Record Date, and no other shares are entitled to notice of, or to vote at, the Annual Meeting. To access the virtual Annual Meeting, you may visit https://meetnow.global/M5UTCGT.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
If, on the Record Date, your shares are registered directly in your name with our registrar and transfer agent, Computershare Trust Company, N.A., or Computershare, you are considered a stockholder of record with respect to those shares and our proxy materials have been made available to you. As a stockholder of record, you may vote at the Annual Meeting if you attend online or vote by proxy.
If your shares are held in a stock brokerage account, by a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by your bank, broker, trustee or other nominee that is considered the owner of record of those shares. As the beneficial owner, you have the right to instruct your bank, broker, trustee or other nominee on how to vote your shares. You are also invited to attend the Annual Meeting. If you would like to attend, please see the instructions discussed in “If I am a beneficial owner of the Company’s shares held in street name, how do I vote?” below.
If I am a stockholder of record of the Company’s shares, how do I vote?
If you are a stockholder of record, there are four ways to vote:
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Via the Internet.   You may vote by proxy via the Internet by following the instructions provided in the Stockholder Meeting Notice.

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By Telephone.   If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by calling the toll free number found on the proxy card.

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By Mail.   If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by completing, signing and dating the proxy card and returning it.

•
Virtual Annual Meeting.   You may vote at the virtual Annual Meeting. If you were a stockholder of record as of the Record Date and have your control number, you can attend and participate in the virtual Annual Meeting by accessing https://meetnow.global/M5UTCGT. Enter your control number shown on the Stockholder Meeting Notice or proxy card. If you cannot locate your Stockholder Meeting Notice or proxy card, but would still like to attend the virtual Annual Meeting, you can contact Computershare at (800) 736-3001.

Votes submitted by proxy via the Internet, by telephone or by mail must be received by 1:00 a.m. Eastern Time on June 12, 2025. Votes may also be submitted during the virtual Annual Meeting.
What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.
If I am a beneficial owner of the Company’s shares held in street name, how do I vote?
If you are a beneficial owner of shares registered in the name of your bank, broker, trustee or other nominee, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. The availability of telephonic or Internet voting will depend on your bank’s, broker’s, trustee’s or other nominee’s voting process. Please check with your bank, broker, trustee or other nominee and follow the voting instructions they provide to vote your shares.
If you wish to attend the virtual Annual Meeting and participate in and vote your shares at the virtual Annual Meeting, you must register online in advance. To register online in advance, you must obtain a “legal proxy” from your bank, broker, trustee or other nominee that holds your shares. Once you have received a legal proxy from your bank, broker, trustee or other nominee, please email a scan or image of it to our transfer agent, Computershare, at legalproxy@computershare.com, with “Legal Proxy” noted in the subject line. If you do request a legal proxy from your bank, broker, trustee or other nominee, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your bank, broker, trustee or other nominee to vote on your behalf, and, in that case, you would only be able to vote at the virtual Annual Meeting. Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time on June 9, 2025.
Upon receipt of your valid legal proxy, Computershare will provide you with a control number by email. Once provided, you can attend and participate in the virtual Annual Meeting by accessing https://meetnow.global/M5UTCGT. Enter the control number provided by Computershare.
How are proxies voted?
All shares represented by valid proxies received on a timely basis prior to the taking of the vote at the virtual Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions. Similarly, if you transmit your voting instructions by telephone or via the Internet, your shares will be voted as you have instructed.
What happens if I do not give specific voting instructions?
Stockholders of Record.   If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the board of directors, then your shares will be voted at the virtual Annual Meeting in accordance with the recommendation of the board of directors on all matters presented for a vote at the virtual Annual Meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted at the virtual Annual Meeting in accordance with the recommendation of the board of directors.
Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, under applicable rules, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which proposals are considered “routine” or “non-routine”?
The election of three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2028 annual meeting of stockholders, is considered a non-routine matter. Brokers and other nominees cannot vote your shares on this proposal without receiving instructions from you, and therefore broker non-votes may occur with respect to this proposal.
The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is considered a routine matter. A bank, broker, trustee or other nominee may generally vote your shares on routine matters even without receiving instructions from you, and therefore no broker non-votes are expected with respect to this proposal.

How does the board of directors recommend that I vote?
Our board of directors recommends that you vote:
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“FOR” Proposal No. 1, the election of three Class II directors, Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, to hold office until the 2028 annual meeting of stockholders; and

•
“FOR” Proposal No. 2, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

By returning your proxy via the Internet or by telephone or mail, unless you notify our Corporate Secretary in writing to the contrary, you are also authorizing the proxies to vote your shares in accordance with the recommendation of the board of directors on any other matter that may properly come before the Annual Meeting. We do not currently know of any such other matter.
What is the quorum requirement for the Annual Meeting?
As of the Record Date for the Annual Meeting on April 17, 2025, there were 35,739,753 shares of common stock issued and outstanding. Under Delaware law and our Amended and Restated By-laws, or by-laws, the holders of a majority of the common stock issued and outstanding and entitled to vote at the Annual Meeting, present in person (including by virtual attendance) or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy via the Internet or by telephone or mail, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. Broker non-votes will also be counted as present for the purpose of determining the presence of a quorum at the Annual Meeting. The inspector of election will determine whether a quorum is present and will tabulate the votes cast at the Annual Meeting.
How many votes does each share have?
Holders of common stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting, and do not have cumulative voting rights.
What is the voting requirement to approve each of the proposals?
Assuming a quorum is present at the Annual Meeting, the directors nominated for election must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominees receiving the most votes will be elected.
Assuming a quorum is present at the Annual Meeting, the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting is required for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.
How are abstentions and broker non-votes treated?
As noted above, abstentions and broker non-votes are counted for purposes of determining a quorum.
For purposes of determining whether a proposal is approved (other than the election of directors), abstentions are counted in the tabulation of shares present in person or represented by proxy and have the same effect as voting against a proposal. For the election of directors, abstentions do not count as a vote cast and will have no effect on the outcome of the proposal.
With regard to the election of directors, broker non-votes are not considered as votes cast and will not be counted toward the vote total, and therefore will have no effect on the outcome of a proposal.

Can I change my vote or revoke my proxy after I have voted?
Stockholders of Record.   You may revoke your proxy and change your vote at any time before your shares are voted at the Annual Meeting by taking any of the following actions:
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filing with our Corporate Secretary either a written notice of revocation or a duly executed proxy dated later than the proxy you wish to revoke;

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voting again on a later date via the Internet or by telephone by no later than 1:00 a.m. Eastern Time on June 12, 2025 (in which case only your latest Internet or telephone proxy submitted will be counted); or

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attending the virtual Annual Meeting via https://meetnow.global/M5UTCGT and voting at the virtual Annual Meeting (your attendance at the virtual Annual Meeting, in and of itself, will not revoke your proxy).

Any written notice of revocation or later dated proxy that is mailed must be received by our Corporate Secretary before the close of business on June 11, 2025, and should be addressed as follows: 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary. Alternatively, you may vote at the virtual Annual Meeting.
Beneficial Owners of Shares Held in Street Name.   You must follow the instructions provided by your bank, broker, trustee or other nominee if you wish to change your vote.
Why did I receive more than one Stockholder Meeting Notice or proxy card?
If you receive more than one Notice of Internet Availability of Proxy Materials or proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, please mark your votes and date, sign and return each proxy card, or vote your proxy via the Internet or by telephone as instructed on each proxy card.
Who is soliciting these proxies and who is paying the solicitation costs?
Our board of directors is soliciting your vote for the Annual Meeting. The cost of preparing, assembling, printing and mailing the Stockholder Meeting Notice and proxy materials and, if applicable, proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by 908 Devices. We have hired Computershare to assist us in the distribution of proxy materials. We may request banks, brokers and other third parties to solicit their customers who beneficially own common stock listed of record in the name of such bank, broker or other third party, and we will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of 908 Devices, but no additional compensation will be paid to such individuals.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How can I obtain an additional copy?
With regard to the delivery of annual reports and proxy statements, under certain circumstances the SEC permits us to send a single set of such proxy materials or, where applicable, one Stockholder Meeting Notice, to any household at which two or more stockholders reside if they appear to be members of the same family (unless otherwise requested by one or more of such stockholders). Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces mailing and printing costs as well. This year, we will be mailing primarily Stockholder Meeting Notices and only a small number of printed copies of the Proxy Statement and 2024 Annual Report to parties who have requested paper copies.
A number of banks, brokers and other third parties have instituted householding and have previously sent a notice to that effect to certain of our beneficial stockholders whose shares are registered in the name of the bank, broker or other third party. As a result, unless the stockholders receiving such notice gave contrary instructions, only one Proxy Statement and one 2024 Annual Report, or one Stockholder Meeting Notice, will be mailed to an address at which two or more such stockholders reside.

In addition, (i) if any stockholder who previously consented to householding desires to promptly receive a separate copy of the Proxy Statement and 2024 Annual Report, or the Stockholder Meeting Notice, for each stockholder at his or her same address, or (ii) if any stockholder shares an address with another stockholder and both stockholders at such address desire to receive only a single copy of the Proxy Statement and 2024 Annual Report, or the Stockholder Meeting Notice, then such stockholder should, if such stockholder is a beneficial stockholder, contact his or her bank, broker or other third party in whose name the shares are registered or, if such stockholder is a stockholder of record, contact 908 Devices as follows: 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary, or by email at secretary@908devices.com. Upon request, we will promptly deliver a separate copy of the Proxy Statement and 2024 Annual Report, or the Stockholder Meeting Notice, to any stockholder at a shared address to which a single copy of such material was delivered.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced at the virtual Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four (4) business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four (4) business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four (4) business days after the final results are known, file an additional Form 8-K to publish the final results.
What else is expected to take place at the virtual Annual Meeting?
The main purpose of the virtual Annual Meeting is to conduct the business described in this Proxy Statement. As such, we intend to conduct the required business and then have a short question and answer period. We do not intend to make a formal presentation to stockholders. Since no presentation is planned, it is expected that the meeting will last only a few minutes.

PROPOSAL NO. 1 — ELECTION OF CLASS II DIRECTORS
Our business affairs are managed under the direction of our board of directors. Our board of directors currently consists of nine (9) directors, eight (8) of whom qualify as “independent” under the listing standards of the Nasdaq Stock Market LLC, or Nasdaq. In accordance with the terms of our Sixth Amended and Restated Certificate of Incorporation, or certificate of incorporation, and by-laws, our board of directors is divided into three classes — Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are currently divided as follows:
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the Class I directors are Fenel M. Eloi, Jeffrey P. George and Michele M. Leonhart, and their terms will expire at the annual meeting of stockholders to be held in 2027;

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the Class II directors are Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto, and their terms will expire at the Annual Meeting; and

•
the Class III directors are Keith L. Crandell, Marcia Eisenberg, Ph.D. and E. Kevin Hrusovsky, and their terms will expire at the annual meeting of stockholders to be held in 2026.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our board of directors has nominated Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto for election as the Class II directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors. Following the Annual Meeting, our board of directors will continue to include nine (9) members, and we will have a classified board of directors consisting of three classes with three (3) directors each.
Our certificate of incorporation and by-laws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Nominees for Election as Class II Directors
The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five (5) years and their ages as of April 28, 2025.
Name	Positions and Offices held with 908 Devices	Director Since	Age
Kevin J. Knopp, Ph.D.	President, Chief Executive Officer and Director	2012	52
Tony J. Hunt	Director	2022	61
Mark Spoto	Director	2012	56
Kevin J. Knopp, Ph.D. has been our President and Chief Executive Officer, and a member of our board of directors since February 2012. Prior to that, Dr. Knopp served as Vice President and Site Leader of the Portable Optical Analysis division of Thermo Fisher Scientific Inc. (NYSE: TMO) following the acquisition of Ahura Scientific, Inc., a company he co-founded in 2002 that commercialized handheld optical spectrometers for a range of applications in the pharmaceutical and security markets. Dr. Knopp earned a B.S. in Electrical Engineering from Boston University, and his M.S. and Ph.D. degrees from the University of Colorado at Boulder. Our board of directors has concluded that Dr. Knopp is qualified to serve as a director because of his operational and historical expertise gained from serving as our President and Chief Executive Officer, and his extensive professional and educational experience in the analytical tools and instrumentation industry.
Tony J. Hunt has served as a member of our board of directors since March 2022. Mr. Hunt is Executive Chairman of the board of directors of Repligen Corporation (NASDAQ: RGEN), a publicly traded bioprocessing-focused life sciences company. He joined Repligen in May 2014 as Chief Operating Officer, overseeing commercial and manufacturing operations, was named President and CEO in May 2015, and was named to his current position in September 2024. Prior to Repligen, Mr. Hunt was President of Bioproduction at Life Technologies, a global life sciences company, which was acquired by Thermo Fisher Scientific in 2014. He joined Life Technologies in 2008, serving as General Manager of Bioproduction Chromatography and Pharma Analytics before being named President of Bioproduction in 2011. From 2000 to 2008, Mr. Hunt was with Applied Biosystems as Senior Director of Pharma Programs where he launched the pharmaceutical analytics business that in 2008 became a part of the bioproduction platform at Life Technologies. Mr. Hunt currently serves on the board of directors of BioLife Solutions, Inc. (NASDAQ: BLFS), a developer and supplier of bioproduction tools and services for the cell and gene therapy (CGT) market. Mr. Hunt holds a B.S. in microbiology and an M.S. in biotechnology from University College in Galway, Ireland, and an MBA from Boston University School of Management. Our board of directors has concluded that Mr. Hunt is qualified to serve as a director because of his deep understanding of the bioprocessing market.
Mark Spoto has served as a member of our board of directors since June 2012. Mr. Spoto is a Co-Founder and Managing Partner at Razor’s Edge Ventures, a multi-stage investment firm that invests in technology companies solving significant challenges in national security and high-growth commercial markets where he has been a partner since 2011. Prior to Razor’s Edge, Mr. Spoto was a partner at the national technology law firm of Cooley LLP. Mr. Spoto serves on the boards of directors of several private companies, including BlackVe, HawkEye 360 and X-Bow Systems. Mr. Spoto holds a B.S. in Aerospace Engineering from Boston University and a J.D. from Georgetown University Law Center. Our board of directors has concluded that Mr. Spoto possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial and investment expertise and his significant legal, managerial and corporate governance expertise.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if a nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
The nominees receiving the highest number of votes properly cast “FOR” election of each class of directors, or a “plurality” of the votes properly cast, will be elected as directors.
Our board of directors recommends voting “FOR” the election of Kevin J. Knopp, Ph.D., Tony J. Hunt and Mark Spoto as the Class II directors, each to serve for a three-year term ending at the annual meeting of stockholders to be held in 2028.
Directors Continuing in Office
The following table identifies our directors continuing in office and sets forth their principal occupation and business experience during the last five (5) years and their ages as of April 28, 2025.
Name	Positions and Offices held with 908 Devices	Director Since	Class and Year in Which Term Will Expire	Age
Fenel M. Eloi	Director	2021	Class I — 2027	67
Jeffrey P. George	Director	2021	Class I — 2027	51
Michele M. Leonhart	Director	2024	Class I — 2027	69
Keith L. Crandell	Director	2012	Class III — 2026	64
Marcia Eisenberg, Ph.D.	Director	2021	Class III — 2026	66
E. Kevin Hrusovsky	Director	2013	Class III — 2026	63
Class I Directors (Term Expires at 2027 Annual Meeting)
Fenel M. Eloi has served as a member of our board of directors since February 2021. Mr. Eloi is a highly seasoned life science executive experienced in leading the transformation of small and mid-size companies to large operating global organizations. During his professional career, Mr. Eloi has scaled up operations, expanded businesses both organically and through strategic partnerships and completed a number of public and private financing transactions. He was most recently the Chief Financial Officer and then Chief Operating Officer of Cell Signaling Technology, Inc. from September 2005 to March 2018, a privately held life sciences company, where he oversaw significant growth of the business over a period of twelve (12) years and provided leadership in the transformation of the company to a global operation. Prior to that, he was the Chief Operating Officer and Chief Financial Officer of Interleukin Genetics, Inc., a formerly Nasdaq-listed diagnostic company, for five (5) years. Prior to Interleukin, he was Chief Financial Officer at LifeCell Corp and Genome Therapeutics Corp, both formerly Nasdaq-listed companies, for a combined period of twelve (12) years. Mr. Eloi currently serves on the board of directors and as a member of the Audit Committee of Standard BioTools Inc. (NASDAQ: LAB), a developer of proprietary mass cytometry and microfluidics technologies which enable biomedical research. He serves on the board of directors and as Chair of the Audit Committee of MitoTherapeutix, a privately held drug development biotech company. Mr. Eloi also serves on the board of directors of each of New England Biolabs, a privately held company focused on the discovery and production of enzymes for molecular biology applications, Vaxess Technologies Inc., a privately held developer of novel technologies for improved efficacy and simplified access for vaccines and therapeutics, and VIC Technology Venture Development. He is a Managing Partner at P&M Capital Partners. Mr. Eloi previously served on the board of Cell Signaling Technology, Inc., a reagents company, and BioHelix Corporation, a diagnostics company. Mr. Eloi has an MBA from Anna Maria College and a B.A. in Business and Finance from Lee University. Our board of directors has concluded that Mr. Eloi possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial and operational expertise and his extensive knowledge and experience as an executive scaling life science companies.
Jeffrey P. George has served as a member of our board of directors since February 2021. Mr. George has over 25 years of global healthcare and corporate leadership experience across North America, Europe, and emerging markets. He is currently the Managing Partner of Maytal Capital, a healthcare-focused private equity investment and advisory firm he founded in 2017. Between 2008 and 2016, Mr. George served on the Executive Committee of Novartis Group AG (NYSE: NVS), one of the largest global pharmaceutical companies, first as Division Head and CEO of Sandoz, Novartis’s $10 billion generic pharmaceuticals and biosimilars subsidiary which is now publicly listed, and then as Division Head and CEO of Alcon, Novartis’s then $10 billion branded eye-care subsidiary, which was spun out of Novartis in 2019 as an independent company (NYSE: ALC). In both roles, he was responsible for leading over 25,000 associates globally across more than 160 countries. Mr. George previously headed Emerging Markets for the Middle East, Africa, Southeast Asia and CIS at Novartis Pharmaceuticals and served as Vice President and Head of Western & Eastern Europe for Novartis Vaccines. Prior to this, he held leadership roles at Gap Inc. (NYSE: GPS) and McKinsey & Co. Mr. George currently serves as Chairman of the board of directors at LENZ Therapeutics (Nasdaq: LENZ), an ophthalmic biotech company, and on the board of directors of Amneal Pharmaceuticals (Nasdaq: AMRX), a leading specialty and generic pharmaceuticals company, and Dorian Therapeutics, a Silicon Valley-based cellular senescence biotech spun out of Stanford University, as well as on several nonprofit boards. Mr. George holds an MBA from Harvard Business School, a master’s degree from Johns Hopkins University’s School of Advanced International Studies (SAIS), and a bachelor’s degree from Carleton College. Our board of directors has concluded that Mr. George possesses specific attributes that qualify him to serve as a member of our board of directors, including his commercial, operational and financial expertise, and his extensive knowledge and experience in healthcare and pharmaceutical companies in North America, Europe, and emerging markets.
Michele M. Leonhart has served as a member of our board of directors since June 2024. Ms. Leonhart is the former Administrator of the U.S. Drug Enforcement Administration, or DEA, having been confirmed by the U.S. Senate in December 2010 and serving until her retirement in May 2015. She was the first female career federal law enforcement agent to ever lead a federal law enforcement agency. Ms. Leonhart’s 34-year career in the DEA encompassed various positions with increasing levels of responsibility, including Special Agent in Charge of the Los Angeles Field Division from 1998 to 2003, Deputy Administrator (nominated by President Bush) from 2003 to 2007, Acting Administrator from 2007 to 2010, and then Administrator (nominated by President Obama) of the $2.4 billion agency. In this capacity, she was responsible for all enforcement, intelligence, laboratory, administrative, and regulatory operations, and oversaw 9,000 employees around the globe in 227 domestic offices and 86 foreign offices. Ms. Leonhart serves on the boards of several non-profit organizations. She is Chair of the board of directors of D.A.R.E America/D.A.R.E

International and Chair of the board of directors of the DEA Educational Foundation. She is a board member of the DEA Survivor Benefit Fund, and a leadership council member of the Foundation for Drug Policy Solutions. She is also a member of the narcotics and dangerous drugs committee of the International Association of Chiefs of Police (IACP), a not-for-profit organization. Ms. Leonhart is the recipient of numerous awards and commendations, including the Presidential Distinguished Rank Award, and twice received the Presidential Rank Award for Meritorious Service. She received her bachelor’s degree in criminal justice from Bemidji State University in Minnesota and attended Boston University’s Leadership Institute. Our board of directors has concluded that Ms. Leonhart possesses specific attributes that qualify her to serve as a member of our board of directors, including her financial and operational expertise and her extensive knowledge and experience as an executive in the Federal government and drug enforcement.
Class III Directors (Term Expires at 2026 Annual Meeting)
Keith L. Crandell has served as a member of our board of directors since June 2012. Since July 1994, Mr. Crandell has served as a managing director of ARCH Venture Partners, a venture capital firm focused on early-stage technology companies. He serves on the board of directors of Twist Bioscience (NASDAQ: TWST), a company focused on silicon-based DNA writing platform with genomic tools to classify viral samples and genome engineering tools to build vaccines. He is also a director of several private companies and serves on the Entrepreneurship Advisory Board at the Polsky Center for Entrepreneurship, the University of Chicago Booth School of Business, the University of Chicago Pritzker School of Molecular Engineering Advisory Council, and on the investment advisory board for the Partners Innovation Fund, a venture capital fund affiliated with Harvard Medical School Hospitals. Mr. Crandell has a B.S. degree in chemistry and mathematics from St. Lawrence University, an M.S. in chemistry from the University of Texas at Arlington, and an MBA from the University of Chicago. Our board of directors has concluded that Mr. Crandell possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial expertise and his substantial experience as an investor in emerging companies.
Marcia Eisenberg, Ph.D. has served as a member of our board of directors since June 2021. Since 2014, Dr. Eisenberg has served as Chief Scientific Officer of Labcorp Diagnostics. She served in a variety of other roles for Laboratory Corporation of America Holdings, Inc. (NYSE: LH), or Labcorp, and its affiliates starting in 1990. Dr. Eisenberg has extensive experience with forensic DNA testing, biotechnology, molecular genetics and molecular oncology. She has helped lead the development and validation of well over a thousand clinical assays used for patient care during her more than 30-year tenure at Labcorp, a global life sciences company. Dr. Eisenberg previously held roles on the National Institute of Environmental Health Sciences and the FBI’s National DNA Advisory Board, where she was later recognized for her contributions to the advancement of DNA technology. A molecular biologist by training, Dr. Eisenberg was a member of the team responsible for commercializing polymerase chain reaction (PCR) tests in the 1990s, making large-scale testing possible, and since the onset of the COVID-19 pandemic, she has led the effort at Labcorp and across the industry to use that same technology to make high-quality testing for COVID-19 broadly available. Dr. Eisenberg was recently recognized by the Healthcare Businesswomen’s Association as a 2021 Luminary. Dr. Eisenberg received her B.S. degree in Biology and her B.A. in Psychology from SUNY Albany, her M.S. degree in Molecular Biology from SUNY Albany, and her Ph.D. in Molecular Biology from the University of Kentucky. Our board of directors has concluded that Dr. Eisenberg possesses specific attributes that qualify her to serve as a member of our board of directors, including her expertise in molecular biology and her knowledge of and extensive experience in the commercial scientific testing space.
E. Kevin Hrusovsky has served as a member of our board of directors since September 2013 and Chairman of our board of directors since September 2020. Since April 2023, Mr. Hrusovsky has served as a venture partner of ARCH Venture Partners, a venture capital firm focused on early-stage technology companies. Since January 2014, Mr. Hrusovsky has been the Founder and Chairman of Powering Precision Health Foundation, a non-profit global think tank composed of the industry’s top medical, research and financial experts. From June 2014, Mr. Hrusovsky served as Executive Chairman and, from January 2015 to April 2022, as Chairman and Chief Executive Officer of Quanterix Corporation (NASDAQ: QTRX). Mr. Hrusovsky continued to serve as Executive Chairman of the Quanterix board of directors through August 2022. Prior to joining Quanterix, Mr. Hrusovsky served as Senior Vice President of PerkinElmer, Inc. (NYSE: PKI), a company that produces analytical instruments, genetic testing and diagnostic tools, medical imaging components, software, instruments and consumables for multiple end markets from

February 2012 to May 2013 and served as President of the Life Sciences and Technology business unit of PerkinElmer, Inc. from November 2011 to May 2013. From May 2013 through September 2013, he served as a consultant to PerkinElmer, Inc. Previously, Mr. Hrusovsky served as Chief Executive Officer and President of Caliper Life Sciences, Inc., a life sciences company that developed and sold lab automation equipment, from July 2003 to November 2011 when it was acquired by PerkinElmer, Inc. Prior to that, he served as Chief Executive Officer and President of Zymark (later sold to Caliper Technologies Corp.), a company that provided laboratory automation, robotics, and liquid handling solutions, and Director of International Business, Agricultural Chemical Division, and President of the Pharmaceutical Division for FMC Corporation (NYSE: FMC), a chemical manufacturing company. He also held several management positions at E.I. DuPont de Nemours (NYSE: DD), a chemical manufacturing company. Mr. Hrusovsky has a B.S. in mechanical engineering from Ohio State University and an MBA from Ohio University. Our board of directors has concluded that Mr. Hrusovsky possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial expertise, operational expertise and his substantial experience as a President and Chief Executive Officer.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director. There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.
Executive Officers and Key Senior Management
The following table identifies our executive officers and key senior management, and sets forth their current positions at 908 Devices and their ages as of April 28, 2025.
Name	Position held with 908 Devices	Officer Since	Age
Executive Officers
Kevin J. Knopp, Ph.D.	President, Chief Executive Officer and Director	2012	52
Joseph H. Griffith IV	Chief Financial Officer and Treasurer	2014	50
Michael S. Turner	Chief Legal and Administrative Officer, and Secretary	2020	58
Key Senior Management
Jon Frattaroli	Vice President, Strategy	2024	57
John Kenneweg	Vice President, Government	2013	52
Kevin McCallion, Ph.D.	Vice President, Production and New Product Introduction	2013	59
Don Osmer	Vice President, Human Resources	2023	60
Barbara Russo	Vice President, Marketing and Corporate Communications	2024	62
Kevin J. Knopp, Ph.D. See the section of this Proxy Statement above captioned “— Class II Directors (Term Expires at 2025 Annual Meeting)” for Dr. Knopp’s biography.
Joseph H. Griffith IV has been our Chief Financial Officer and Treasurer since March 2014. From November 2011 to March 2014, Mr. Griffith served as Chief Financial Officer of the Life Sciences and Technology business unit of PerkinElmer, Inc. (NYSE: PKI), a publicly traded company that produces analytical instruments, genetic testing and diagnostic tools, medical imaging components, software, instruments and consumables for multiple end markets. Previously, Mr. Griffith served as Chief Accounting Officer and Vice President of Finance from April 2008 to November 2011 and as Corporate Controller from July 2003 to April 2008, of Caliper Life Sciences, Inc. (NASDAQ: CALP), a publicly traded life sciences company that developed and sold lab automation equipment, that was acquired by PerkinElmer, Inc. Prior to that, he served as Corporate Controller of Zymark Corporation, a company that provided laboratory automation, robotics, and liquid handling solutions, from April 2002 to July 2003, when it was acquired by Caliper Life Sciences, Inc. From August 1997 to February 2002, Mr. Griffith served as an Audit Senior at Arthur Andersen, a national accounting firm. He is a licensed Certified Public Accountant and holds a B.S. in Accounting from Villanova University.
Michael S. Turner has been our Chief Legal and Administrative Officer since March 2023 and Secretary since November 2020, and was our Vice President, General Counsel from November 2020 to March 2023. Previously, Mr. Turner served as Co-Chief Executive Officer, General Counsel and Executive Director from June 2019 to March 2020, and as Executive Vice President, General Counsel and Company Secretary from May 2014 to June 2019, of Allied Minds plc (LSE: ALM), a publicly traded venture firm focused on early stage company development within the technology and life science sectors. Prior to that, he served as Partner at DLA Piper LLP from January 2010 to May 2014, and at Goodwin Procter LLP from September 1998 to December 2009, counseling public and private companies, investment banks, and private equity and venture capital firms, with an emphasis on capital markets, mergers and acquisitions and corporate governance for growth companies in the technology and life science sectors. Mr. Turner received his B.A. from Colgate University and his J.D. from Cornell Law School and is admitted to the bar in Massachusetts, Maine and New York.
Jon Frattaroli has been our Vice President of Strategy since April 2024, focused on driving the Company’s growth and innovation in advanced chemical detection. He was Chairman and CEO of RedWave Technology, which was acquired by 908 Devices in April 2024. Mr. Frattaroli previously founded and served as CEO of A2 Technologies, which was acquired by Agilent in 2012. Earlier in his career, he was President of SensIR Technologies, which was later acquired by Smiths Detection, where he continued as President of the Emergency Response division. Beyond his professional endeavors, Mr. Frattaroli has been a nationally certified EMT since 2003, underscoring his lifelong commitment to emergency response and public safety. Mr. Frattaroli holds a bachelor’s degree in political science from Denison University.
John Kenneweg is our Vice President of Government Business and, since April 2013, he has also been our Vice President and General Manager of Field Forensics. Prior to joining us, Mr. Kenneweg served as the Director of Federal Government Programs at Thermo Fisher Scientific Inc.’s (NYSE: TMO) Portable Analytical Instrument Division from 2010 to 2013, a publicly traded company that produces a range of solutions including life science technology, analytical instruments, diagnostics and lab equipment and services. Prior to that, Mr. Kenneweg managed government sales for Ahura Scientific, Inc. from 2005 until it was acquired by Thermo Fisher Scientific in 2010. Prior to that, he served as Business Development Manager from 2002 to 2005, Sales Manager from 1999 to 2002 and Product Manager from 1997 to 1999, at Draeger Safety, Inc., the U.S. subsidiary of Drägerwerk AG (ETR: DRWS), a company that sells and manufactures gas detection and respiratory protection equipment for safety and medical purposes. He earned a B.A. from West Virginia University and served honorably in the United States Marine Corps.
Kevin McCallion, Ph.D. has been our Vice President of Production and New Product Introduction since August 2020 and was our Director, Component Engineering from May 2013 to August 2020. Prior to joining us, Dr. McCallion served as Vice President of Engineering for TeraDiode, Inc., a developer of compact, high efficiency laser sources. Previously, Dr. McCallion was Director of Engineering at Finisar Corp, a manufacturer of optical communications subsystems and components. Prior to that, he was a co-founder and Vice President of Product Development at Azna LLC, implementing novel, high-speed diode lasers for long haul transmission. Earlier in his career, he also held senior technical management positions at Nortel Networks Corporation and CoreTek, Inc. He received a B.Eng. (1st Hons), M.Sc. and Ph.D. in Electrical Engineering and Optoelectronics from the University of Strathclyde in the United Kingdom. Dr. McCallion is an inventor on more than 30 U.S. patents and is author on numerous technical publications.
Don Osmer has been our Vice President of Human Resources since January 2023, and was our Senior Director of Human Resources from January 2022 to December 2022. Mr. Osmer brings more than 25 years of strategic and tactical experience in employee engagement and development, succession planning, performance management and recruiting. Mr. Osmer is passionate about enhancing best-in-class HR processes and practices, recruiting top talent and developing top performing teams. Prior to joining us, Mr. Osmer was Director, Human Resources at NEC Energy Solutions from April 2021 to December 2021, an independent human resources consultant from August 2019 to April 2021, Director, Human Resources at Celera Motion from October 2017 to August 2019, and Director, Talent Acquisition at Novanta Inc.

(NASDAQ: NOVT) from April 2015 to October 2017. Prior to that, he also held talent acquisition manager roles at Smith & Nephew and MFS Investment Management. He earned a B.A. in Secondary Education from New England College.
Barbara Russo has been our Vice President, Marketing and Corporate Communications since February 2024, and was our Senior Director, Marketing and Corporate Communications from February 2023 to February 2024, and our Director of Corporate Communications from August 2021 to February 2023. Ms. Russo has more than 30 years of marketing and corporate communications experience, including leading the communications strategy for nearly a dozen acquisitions and numerous new product introductions, as well as building branding, integrated campaign, and digital marketing capabilities. Ms. Russo served as Senior Manager, Corporate Communications of Novanta, Inc. (NASDAQ: NOVT) from June 2017 to August 2021, and in manager and director roles in marketing communications and senior manager roles in product marketing at Thermo Fisher Scientific Inc. (NYSE: TMO), from 2002 to 2017, and in prior roles in corporate communications at Entegris Inc. (NASDAQ: ENTG) and MilliporeSigma. She earned a B.S. in Mass Communication from Boston University.
The principal occupation and employment during the past five (5) years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer. There are no material legal proceedings to which any of our executive officers is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
Stockholders are being asked to ratify the appointment by the audit committee of the board of directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2013.
The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification is good corporate governance. A majority of the votes properly cast is required in order to ratify the appointment of PricewaterhouseCoopers LLP. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP. If the selection of PricewaterhouseCoopers LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of 908 Devices and its stockholders.
A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
We incurred the following fees from PricewaterhouseCoopers LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2024 and 2023.
Fee Category	2024	2023
Audit fees(1)	$1,379,660	$935,250
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	3,125	3,125
Total fees	$1,382,785	$938,375

(1)
Audit fees consist of fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent registered accounting firm in order for them to be able to form an opinion on our consolidated financial statements.

(2)
Audit-related fees consist of fees for assurance and related services that traditionally are performed by an independent registered accounting firm that are reasonably related to the performance of the audit or review of the financial statements.

(3)
Tax fees consist of fees for all professional services performed by professional staff in our independent registered accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

(4)
All other fees consist of license fees for accounting research software.

Audit Committee Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next twelve (12) months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our fiscal years ended December 31, 2024 and 2023, no services were provided to us by PricewaterhouseCoopers LLP other than in accordance with the pre-approval policies and procedures described above.
A majority of the votes properly cast “FOR” is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Our board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by our board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of our financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of our independent registered public accounting firm, (3) the performance of our internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of our financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended December 31, 2024. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF 908 DEVICES INC.
Fenel M. Eloi, Chairman
Keith L. Crandell
Mark Spoto
April 28, 2025

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
•
high standards of personal and professional ethics and integrity;

•
proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•
skills that are complementary to those of the existing board;

•
the ability to assist and support management and make significant contributions to the Company’s success; and

•
an understanding of the fiduciary responsibilities that are required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

The nominating and corporate governance committee will consider candidates properly recommended by stockholders holding at least three percent (3%) of our common stock continuously for at least twenty-four (24) months before the date of the recommendation. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices not less than one hundred twenty (120) calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate, and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our by-laws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Nasdaq rules require a majority of our board of directors be composed of independent directors. Our board of directors has determined that all members of our board of directors, except Dr. Knopp, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors, our board of directors considered the association of our directors with the holders of more than five percent (5%) of our common stock. The composition and functioning of our board of directors and each of our committees complies with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers.

Board Committees
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors that satisfies the applicable standards of Nasdaq and the SEC. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted in the “Investors” section of our website at https://ir.908devices.com/. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.
Audit Committee
Fenel M. Eloi, Keith L. Crandell and Mark Spoto serve on the audit committee, which is chaired by Mr. Eloi. Our board of directors has determined that each member of the audit committee is “independent” as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. Eloi as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2024, the audit committee met five (5) times. The report of the audit committee is included in this Proxy Statement under “Report of the Audit Committee.”
The audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and overseeing the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures, including earnings press releases, as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•
discussing risk management policies and establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns, including with respect to cybersecurity risks;

•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement; and

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions.

Compensation Committee
Jeffrey P. George, Keith L. Crandell and Marcia Eisenberg, Ph.D. serve on the compensation committee, which is chaired by Mr. George. Our board of directors has determined that each member of the compensation committee is “independent” as that term is defined in the applicable Nasdaq rules, and that each member of the compensation committee meets the requirements of a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act. During the fiscal year ended December 31, 2024, the compensation committee met three (3) times.

The compensation committee’s responsibilities include:
•
annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) approving the cash compensation of our Chief Executive Officer and (ii) approving grants and awards to our Chief Executive Officer under equity-based plans;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to our board of directors the compensation of our directors;

•
reviewing and discussing annually with management our executive compensation disclosures to the extent such disclosure is required by SEC rules;

•
preparing annual compensation committee reports required by SEC rules, if and when required, to be included in our annual proxy statement;

•
reviewing and approving any stock ownership guidelines for our Chief Executive Officer and other executive officers, and monitoring compliance with such guidelines;

•
reviewing and approving any “clawback” policy to be adopted to recoup compensation paid to employees, if and as the compensation committee determines to be necessary or appropriate, or as required by applicable Nasdaq rules or other regulatory requirements, and monitoring compliance therewith;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules; and

•
reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee
Mark Spoto, Keith L. Crandell and E. Kevin Hrusovsky serve on the nominating and corporate governance committee, which is chaired by Mr. Spoto. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as that term is defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2024, the nominating and corporate governance committee met two (2) times.
The nominating and corporate governance committee’s responsibilities include:
•
developing and recommending to our board of directors criteria for board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•
reviewing the composition of our board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of our board of directors;

•
recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

•
developing and recommending to our board of directors a code of business conduct and ethics and a set of corporate governance guidelines;

•
periodically reviewing and discussing with management the Company’s practices and proposed initiatives with respect to environmental, social and corporate governance, or ESG, matters; and

•
overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for membership to our board of directors suggested by our board members, including our Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates properly recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described in this Proxy Statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our by-laws relating to stockholder nominations as described later in this Proxy Statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.   Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with other members of our board of directors, with management, through the use of search firms or other advisors, through the recommendations properly submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our policies and procedures for nominating directors are included in our nominating and corporate governance committee charter posted in the in the “Investors” section of our website at https://ir.908devices.com/.
The nominating and corporate governance committee recommends candidates after evaluating several factors, including character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry, conflicts of interest and other commitments. The nominating and corporate governance committee believes in an expansive definition of diversity that includes underrepresented groups, as well as experience, education and talents, among other things. We believe that having varying perspectives and a breadth of experience represented on our board of directors improves the quality of dialogue, contributes to more effective decision-making on behalf of the Company and its stockholders, and enhances the overall chemistry and collaborative culture in the boardroom.
Compensation Committee Interlocks and Insider Participation
During 2024, the members of our compensation committee were Jeffrey P. George, Keith L. Crandell and Marcia Eisenberg, Ph.D. No member of the compensation committee has ever been an officer or employee of 908 Devices or had any other relationship requiring disclosure herein. None of our executive officers serve, or have served during the last fiscal year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our compensation committee.
Board and Committee Meetings Attendance
Our board of directors meets on a regularly scheduled basis during the year to review significant developments affecting our Company and to act on matters requiring its approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend meetings to report on and discuss their areas of responsibility. Our board of directors met ten (10) times during the fiscal year ended December 31, 2024. During fiscal year 2024, each member of the board of directors attended in person or participated in seventy-five (75%) or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served); provided, however, that Mr. Hunt recused himself from four (4) full meetings and two (2) partial meetings of the board of directors as a result of a conflict of interest related to the acquisition of the Company’s desktop portfolio of four (4) devices for bioprocessing process analytical technology, or PAT, applications by Repligen Corporation, a company for which Mr. Hunt serves as Executive Chairman of the board of directors.
Director Attendance at Annual Meeting of Stockholders
Directors are encouraged to attend the annual meeting of stockholders to the extent practicable. In 2024, a majority of directors attended the annual meeting.
Stock Ownership Policy
We believe that our non-employee directors and executive officers should have a meaningful and direct ownership stake in the Company that will align their interests with those of our stockholders and will promote a long-term perspective in managing the Company. In August 2023, we adopted an Executive Officer and Non-Employee Director Stock Ownership Policy, or Stock Ownership Policy, to provide for such appropriate level of equity ownership in the Company.
Each non-employee director is expected to own a number of shares of Company common stock having an aggregate value equal to at least three (3) times the amount of the annual cash retainer that the Company pays such director for regular service on the board of directors, but not including any annual cash retainers paid for committee service. Each officer who is subject to Section 16 of the Exchange Act is each expected to own a number of shares of Company common stock having an aggregate value equal to at least the amount specified as follows: (i) for the Chief Executive Officer, three (3) times his or her base salary, and (ii) for each other such officer, one (1) times his or her base salary.
Only shares of common stock of the Company that are owned in the following forms will be considered in determining whether each person’s stock ownership requirement has been met: (i) shares owned directly by such person, (ii) unvested time-vesting restricted stock and restricted stock units, and (iii) shares “beneficially owned” by such person that are held in a grantor trust (or similar instrument) for the benefit of such person and/or his or her immediate family members, but only to the extent that person has the power to vote and dispose of such shares. Shares of Company common stock underlying unvested or unexercised options and shares of Company common stock underlying unvested or unsettled performance-based equity awards will not be considered when determining whether such person’s stock ownership requirement has been met.
Insider Trading Policies and Procedures
The Company has adopted an insider trading policy which is applicable to the Company’s directors, officers and employees, and applies to any and all transactions by such persons and their affiliates in the Company’s securities. We believe the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable Nasdaq listing standards. A copy of the insider trading policy was filed as Exhibit 19 to our 2024 Annual Report on Form 10-K filed with the SEC on

March 7, 2025. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable insider trading laws, rules and regulations and the applicable exchange listing requirements.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. All employees, including members of our management and members of our board of directors, or their designees, are prohibited from purchasing financial instruments, or otherwise engaging in transactions that are designed to hedge or offset any fluctuations in the market value of our equity securities they hold directly or indirectly, whether or not such securities were acquired from our equity compensation programs. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our officers, directors, employees and certain designated consultants and contractors, including short sales of our securities and the purchase or sale of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership. Any waiver of this policy may be authorized in writing by the Company’s compliance officer, and any such waiver must be reported to the board of directors. To date, no such requests have been made or approved.
Rule 10b5-1 Sales Plans
Under the terms of our insider trading policy, our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. Accordingly, sales under a Rule 10b5-1 plan may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our Company. The director or executive officer may amend or terminate a Rule 10b5-1 plan in some circumstances. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our insider trading policy.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted in the “Investors” section of our website at https://ir.908devices.com/. We intend to disclose any amendment or waiver of a provision of our code that applies to our principal executive officer, principal financial officer, or persons performing similar functions, by posting such information in the “Investors” section of our website at https://ir.908devices.com/ and/or our public filings with the SEC.
Corporate Responsibility and Sustainability
908 Devices is revolutionizing chemical analysis with its simple handheld devices, addressing life-altering applications. The Company’s devices are used at the point-of-need to interrogate unknown and invisible materials and provide quick, actionable answers to directly address some of the most critical problems in vital health and safety applications, such as the fentanyl and illicit drug crisis, toxic carcinogen exposure, and global security threats. The Company is headquartered in the heart of Boston, where it designs and manufactures innovative products that bring together the power of complementary analytical technologies, software automation, and machine learning.
Our focus on this diverse range of end markets means that we have a commitment to a diverse range of stakeholders, including customers, investors, employees, suppliers, and members of our community at large. We are pleased to build upon this commitment with the 2024 release of our inaugural Environmental, Social, and Governance (ESG) Report. This report, which is available on our website at https://ir.908devices.com/, is intended to communicate our progress on a range of sustainability and social responsibility issues to all our stakeholders.
For example, we assigned formal oversight responsibility for environmental, social, and governance, or ESG, matters to our nominating and corporate governance committee. Led by our Chief Legal and Administrative Officer, a cross-functional working group is responsible for leading ESG initiatives across the Company and providing regular updates to the board of directors on the status of the program. Moreover, we established a Culture Committee comprised of employees from various functions, departments, and locations that is focused on promoting inclusivity, volunteerism, and career development across the organization.
Our commitment to managing ESG issues is underpinned by our core vision: to accelerate workflows, reduce costs, and offer transformational opportunities for our end users. We will continue to assess and enhance our ESG policies and practices, and we are excited to provide further updates on our progress in the coming years.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of Chief Executive Officer. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to, and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our by-laws and our corporate governance guidelines do not require that our chairman and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed in the section entitled “Risk Factors” appearing in our 2024 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our board of directors regularly discusses with management the policies and practices utilized by management in assessing and managing long- and short-term internal and external risks and provides input on those policies and practices.
The role of our board of directors in overseeing the management of our risks is conducted primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The audit committee of our board of directors is primarily responsible for overseeing our risk management processes on behalf of our board of directors. The audit committee receives reports from management on at least a quarterly basis regarding our assessment of risks. In addition, the audit committee reports regularly to our board of directors, which also considers our risk profile. The audit committee and our board of directors focus on the most significant risks we face and our general risk management strategies. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables our board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
While our board of directors oversees our risk management, management is responsible for day-to-day risk management processes. Our board of directors expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies. Our board of directors regularly receives updates from senior management, and periodically from outside advisors, regarding the various risks we face, including operational, product, economic, financial, legal, regulatory, cybersecurity, and competitive risks. Moreover, our Chief Legal and Administrative Officer, and Director of Information Technology, or their designees, provide quarterly updates to the audit committee. In addition to regular reports, on an ongoing basis, the board of directors and management assess the potential impact and likelihood of identified long- and short-term risks, and, where appropriate and depending on the immediacy of the risk assessed, implement operational measures and controls or purchase insurance coverage in order to help ensure adequate risk mitigation.
Cybersecurity Risk Management and Strategy.   Our board of directors, as a whole and through its committees, holds overall oversight responsibility for our risk management processes, including in relation to risks from cybersecurity threats. Our board of directors exercises its oversight function through the audit committee, which oversees the management of risk exposure across various areas, including cybersecurity risks, in accordance with its charter. The audit committee receives quarterly reports from our Director of Information Technology on the status of our cybersecurity program, including measures implemented to monitor and address cybersecurity risks and threats, as appropriate. The Chair of the audit committee provides a quarterly report to the board of directors, which includes any key updates on cybersecurity matters, as applicable.
Our Senior Director of Information Technology is responsible for the day-to-day administration and management of our cybersecurity program. Currently, the Senior Director of Information Technology role is held by an individual who has approximately 20 years of information technology experience and 11 years of cybersecurity experience. We also work with external security service providers to support our security monitoring and threat detection capabilities and have implemented a process to report relevant findings to the Senior Director of Information Technology and up to other members of executive management, where appropriate.
Communication with the Directors of 908 Devices
Any interested party with concerns about the Company may report such concerns to the board of directors by submitting a written communication to the attention of the board of directors as a whole or to one or more individual directors by name, at the following address:
908 Devices Inc.
645 Summer Street, Suite 201
Boston, MA 02210
Attn: Chair of the Board of Directors
Communications to the board of directors may also be sent to secretary@908devices.com. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
We will forward any such communication to each director, and the chair of the board in his or her capacity as a representative of the board, to whom such communication is addressed to the address specified by each such director and the chair of the board.
The Chief Legal and Administrative Officer of the Company will review these communications and reserves the right not to forward communications if they are deemed inappropriate or a security concern, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company, or are solicitations, advertisements, surveys, “junk” mail or mass mailings.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by 908 Devices regarding accounting, internal accounting controls, or audit matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. 908 Devices has also established a telephone number for the reporting of such activity, which is (877) 652-3270 (toll free in the United States) or a complaining party may submit a confidential memorandum to the audit committee by sending a letter to 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210; Attention: Compliance Officer.

Director Compensation
The table below presents the total compensation for each person who served as a non-employee director during fiscal year ended December 31, 2024.
Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2024. We reimburse members of our board of directors for reasonable travel expenses. Directors who also serve as employees receive no additional compensation for their service as directors. During fiscal year 2024, Dr. Knopp, our President and Chief Executive Officer, was a member of our board of directors, as well as an employee, and received no additional compensation for his services as a director. See the section titled “Executive Compensation” for more information about Dr. Knopp’s compensation for fiscal year 2024.
Name	Fees Earned or Paid In Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Option Awards ($)(5)(6)(7)	Total ($)
Keith L. Crandell	67,500	67,502	67,502	202,504
Marcia Eisenberg, Ph.D.	50,000	67,502	67,502	185,004
Fenel M. Eloi	60,000	67,502	67,502	195,004
Jeffrey P. George	60,000	67,502	67,502	195,004
E. Kevin Hrusovsky	87,500	67,502	67,502	222,504
Tony J. Hunt	40,000	67,502	67,502	175,004
Michele M. Leonhart(8)	20,659	100,004	100,004	220,667
Mark Spoto	65,000	67,502	67,502	200,004

(1)
Amounts represent cash compensation earned during fiscal 2024 for services rendered by each member of the board of directors in accordance with the Non-Employee Director Compensation Policy.

(2)
Amounts shown reflect the grant date fair value of restricted stock units, or RSUs, granted during fiscal 2024. The grant date fair value was computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 14 to the financial statements in our 2024 Annual Report on Form 10-K filed with the SEC on March 7, 2025 regarding assumptions we made in determining the fair value of RSUs. Each RSU represents a contingent right to receive one share of our common stock, when vested, and the amounts reported above do not represent the ultimate value that may be realized by each director upon settlement of the RSUs or the subsequent sale of such shares.

(3)
During fiscal 2024, the following RSUs were granted to non-employee directors: 11,364 RSUs to each of Dr. Eisenberg and Messrs. Crandell, Eloi, George, Hrusovsky, Hunt and Spoto on June 13, 2024, and 19,456 RSUs to Ms. Leonhart on June 25, 2024, each in accordance with the Non-Employee Director Compensation Policy.

(4)
As of December 31, 2024, non-employee directors held the following outstanding RSUs: (i) Mr. Crandell held 11,364 RSUs; (ii) Dr. Eisenberg held 11,364 RSUs; (iii) Mr. Eloi held 11,364 RSUs; (iv) Mr. George held 11,364 RSUs; (v) Mr. Hrusovsky held 11,364 RSUs; (vi) Mr. Hunt held 13,422 RSUs; (vii) Ms. Leonhart held 19,456 RSUs; and (viii) Mr. Spoto held 11,364 RSUs.

(5)
Amounts shown reflect the grant date fair value of option awards granted during fiscal 2024. The grant date fair value was computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 14 to the financial statements in our 2024 Annual Report on Form 10-K filed with the SEC on March 7, 2025 regarding assumptions we made in determining the fair value of option awards. Each option represents a contingent right to purchase shares of our common stock, when vested, and the amounts reported above do not represent the ultimate value that may be realized by each director upon exercise of the option or the subsequent sale of such shares.

(6)
During fiscal 2024, the following options were granted to non-employee directors: an option to purchase 15,996 shares to each of Dr. Eisenberg and Messrs. Crandell, Eloi, George, Hrusovsky, Hunt and Spoto on June 13, 2024, and an option to purchase 26,810 shares to Ms. Leonhart on June 25, 2024, each in accordance with the Non-Employee Director Compensation Policy.

(7)
As of December 31, 2024, non-employee directors held the following outstanding options: (i) Mr. Crandell held options to purchase 52,907 shares; (ii) Dr. Eisenberg held options to purchase 39,553 shares; (iii) Mr. Eloi held options to purchase 41,059 shares; (iv) Mr. George held options to purchase 41,059 shares; (v) Mr. Hrusovsky held options to purchase 210,582 shares; (vi) Mr. Hunt held options to purchase 46,404 shares; (vii) Ms. Leonhard held options to purchase 26,810 shares; and (viii) Mr. Spoto held options to purchase 52,907 shares.

(8)
Ms. Leonhart was appointed to the board on June 25, 2024.

Non-Employee Director Compensation Policy
Our board of directors adopted a formal Non-Employee Director Compensation Policy, which was last amended in March 2022. The policy is designed to ensure that the compensation of non-employee directors aligns the directors’ interests with the long-term interests of the stockholders, that the structure of the compensation is simple, transparent and easy for stockholders to understand and that our directors are fairly compensated. This policy is also intended to provide a total compensation package that enables us to attract and retain, on a long-term basis, high-caliber individuals to serve as directors. Employee directors do not receive additional compensation for their services as directors.
Under the policy, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chair of the board, and the chair of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors.
The fees paid to non-employee directors during fiscal 2024 for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:
	Member Annual Retainer ($)	Chair Annual Retainer ($)
Board of Directors	40,000	40,000*
Audit Committee	10,000	20,000
Compensation Committee	10,000	20,000
Nominating and Corporate Governance Committee	7,500	15,000

*
The annual fee for service as Chair of the board of directors is in addition to the annual fee for service on the board of directors, while the other chair fees are in lieu of the member fee.

Under the Non-Employee Director Compensation Policy in effect during fiscal 2024, upon initial election or appointment to the board of directors, new non-employee directors received an initial, one-time equity award representing $200,000 of value on the grant date, with fifty percent (50%) of the value allocated to RSUs and fifty percent (50%) of the value allocated to a non-qualified stock option award, or NQSO. The number of RSUs issued was calculated by dividing $100,000 by the closing market price on the Nasdaq Global Market of a share of the Company’s common stock on the effective date of grant, and rounding up to the next whole number of shares. The number of shares subject to each NQSO granted was calculated by dividing $100,000 by the fair value calculated under FASB ASC Topic 718 (i.e., Black-Scholes Value) of an option to purchase a share of the Company’s common stock on the effective date of grant, and rounding up to the next whole number of shares. The NQSOs subject to the initial award expire ten (10) years from the date of grant and the exercise price per share of such NQSOs is the closing market price on the Nasdaq Global Market of a share of the Company’s common stock on the effective date of grant. The RSUs vest annually over three (3) years from the director commencement date, with pro rata vesting upon termination of service for any reason, and the NQSOs vest monthly over three (3) years from the director commencement date.

Under the Non-Employee Director Compensation Policy in effect during fiscal 2024, on or about the date of each annual meeting of stockholders, each continuing non-employee director, other than a director who joined the board of directors and received an initial award within ninety (90) days of such annual meeting, received an annual equity award representing $135,000 of value on the grant date, with fifty percent (50%) of the value allocated to RSUs, and fifty percent (50%) of the value allocated to a NQSO. The number of RSUs issued was calculated by dividing $67,500 by the closing market price on the Nasdaq Global Market of a share of the Company’s common stock on the effective date of grant, and rounding up to the next whole number of shares. The number of shares subject to each NQSO granted was calculated by dividing $67,500 by the fair value calculated under FASB ASC Topic 718 (i.e., Black-Scholes Value) of an option to purchase a share of the Company’s common stock on the effective date of grant, and rounding up to the next whole number of shares. The NQSOs subject to the annual award expire ten (10) years from the date of grant and the exercise price per share of such NQSOs is the closing market price on the Nasdaq Global Market of a share of the Company’s common stock on the effective date of grant. The RSUs vest in full at the one (1) year anniversary of the annual meeting, or the day prior to the next annual meeting, whichever is first to occur, with pro rata vesting upon termination of service for any reason, and the NQSOs vest monthly over one (1) year from the date of the annual meeting.
Executive Compensation
Our named executive officers for the year ended December 31, 2024, which consist of our Chief Executive Officer and our two most highly-compensated executive officers serving as of December 31, 2024, other than our Chief Executive Officer, are as follows:
•
Kevin J. Knopp, Ph.D., our President and Chief Executive Officer

•
Joseph H. Griffith IV, our Chief Financial Officer and Treasurer

•
Christopher Brown, Ph.D., our former Chief Product Officer

2024 Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Kevin J. Knopp, Ph.D. President and Chief Executive Officer	2024	497,788	500,006	500,000	492,000	3,500	1,993,294
	2023	475,000	689,639	—	282,625	3,500	1,450,764
Joseph H. Griffith IV Chief Financial Officer and Treasurer	2024	377,065	331,059	331,058	195,457	3,500	1,238,139
	2023	361,786	364,008	364,008	126,602	3,500	1,219,904
Christopher Brown, Ph.D.(5) Former Chief Product Officer	2024	367,455	323,143	323,141	184,652	3,500	1,201,891

(1)
The amounts shown for 2024 reflect the grant date fair value of RSUs granted during the fiscal year, and the amounts shown for 2023 reflect the grant date fair value of RSUs and performance-based RSUs, or PSUs. The grant date fair value was computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. The value of the PSUs was determined using a Monte Carlo valuation. See Note 14 to the financial statements in our 2024 Annual Report on Form 10-K filed with the SEC on March 7, 2025 regarding assumptions we made in determining the fair value of RSUs and PSUs granted in 2024. The amounts reported above do not represent the ultimate value that may be realized by each named executive officer upon the settlement of the RSUs or PSUs on the subsequent sale of such shares.

(2)
The amounts shown reflect the grant date fair value of option awards granted during the fiscal year indicated. The grant date fair value was computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. See Note 14 to the financial statements in our 2024 Annual Report on Form 10-K filed with the SEC on March 7, 2025 regarding assumptions we made in determining the fair value of option awards granted in 2024. The amounts reported above do not represent the ultimate value that may be realized by each named executive officer upon exercise of the option or the subsequent sale of such shares.

(3)
The amounts shown represent cash bonuses earned under our annual performance-based bonus plan for the year ended December 31, 2023 and paid in 2024, and the year ended December 31, 2024 and paid in 2025. For more information on these bonuses, see the descriptions under “— Annual Performance Bonuses” below.

(4)
The amounts reported represent 401(k) employer matching contributions.

(5)
Dr. Brown was not a named executive officer in 2023 and therefore, only compensation information for the year ended December 31, 2024 is included in this table. Dr. Brown resigned from employment with the Company on March 16, 2025, and entered into a consulting agreement effective as of March 17, 2025 to act as an advisor to the Company.

Narrative Disclosure to the 2024 Summary Compensation Table
Our compensation committee reviews compensation annually for the Chief Executive Officer, other executive officers and key senior management. In setting executive base salaries and performance bonuses and commissions, and granting long-term equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to 908 Devices. We target a general competitive position, based on independent third-party benchmark analytics, to inform the mix of compensation of base salary, bonus and long-term incentives.
Our compensation committee is responsible for determining the compensation for our Chief Executive Officer, other executive officers and key senior management. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executive officers and key senior management other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for the Chief Executive Officer, other executive officers and key senior management without members of management present.
Our compensation committee has the authority to engage the services of a consulting firm or other outside advisors to assist it in designing our executive compensation programs and in making compensation decisions. In 2024, the compensation committee retained the services of Meridian Compensation Partners, LLC, or Meridian, as its external compensation consultants to advise on executive compensation matters including our overall compensation program design, peer group development and updates and collecting market data to inform our compensation programs for our executives and non-employee members of our board of directors. Meridian reported directly to our compensation committee. Our compensation committee has assessed the independence of Meridian consistent with Nasdaq listing standards and has concluded that the engagement of Meridian did not raise any conflicts of interest.
Meridian provided the compensation committee with an analysis of base salary, target bonus, target total cash, long-term incentive value and design, and target total compensation for executives, as well as an analysis of cash and equity compensation for non-employee directors of comparable companies in the life science tools, health care equipment or electronic equipment industries. In the analysis used for 2024 pay decisions, Meridian referenced a peer group of 20 life science tools, health care equipment or electronic equipment companies, which was reviewed and approved by our compensation committee. The companies in the 2024 peer group had market capitalizations ranging from approximately $13 million to $999 million. The Company’s market capitalization was at the 54th percentile of this peer group of companies at the time it was established, and at the 41st percentile on a trailing one-year average market capitalization basis.

The 2024 peer group consisted of the following companies:
Akoya Biosciences, Inc.	Cutera, Inc.	Rapid Micro Biosystems, Inc.
Alpha Technova, Inc.	Evolv Technologies Holdings, Inc.	Standard BioTools Inc.
Apyx Medical Corporation	Harvard Bioscience, Inc.	Stereotaxis, Inc.
Berkeley Lights, Inc.	MaxCyte, Inc.	Surmodics, Inc.
Bionano Genomics, Inc.	NanoString Technologies, Inc.	ViewRay, Inc.
Butterfly Network, Inc.	Personalis, Inc.	Zynex, Inc.
Castle Biosciences, Inc.	Quanterix Corporation
Each year, in conjunction with our compensation committee, Meridian re-evaluates our peer group in light of developments in the market and our industry and the evolution of the Company (e.g., revenue, market capitalization and industry). As a result of this review in 2024, three companies in the electronic equipment industry were added to our 2025 peer group (Blackline Safety Corp., Byrna Technologies Inc. and Genasys Inc.), and four companies were removed (Bruker Cellular Analysis, Inc., Cutera, Inc., NS Wind Down Co., Inc. (formerly known as Nanostring Technologies, Inc.) and ViewRay, Inc.). This new 2025 peer group of 19 companies will be referenced for 2025 pay decisions and reflected in next year’s proxy statement.
Base Salary
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our compensation committee taking into account each individual’s role, responsibilities, skills and experience. Base salaries for the named executive officers are reviewed annually by our compensation committee, typically in connection with our annual performance review process, and adjusted from time to time, to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The annual base salary of each named executive officer, effective as of February 1, 2024, was as follows: (i) Dr. Knopp — $500,000, (ii) Mr. Griffith — $378,352 and (iii) Dr. Brown — $369,304.
Annual Performance Bonuses
Annual performance bonus awards are determined based on the achievement of certain predetermined annual corporate and individual performance milestones. When determining the individual component of our annual incentive awards, the compensation committee considers each executive’s personal impact on our strategic achievements and other key performance indicators.
For fiscal 2024, the target annual bonus for Dr. Knopp was equal to 100% of his annual base salary, and for Mr. Griffith and Dr. Brown was equal to 50% of their respective base salaries. For fiscal 2024, 100% of the target bonus for Dr. Knopp was tied to the achievement of corporate milestones related to revenue and operating expense targets, and for Mr. Griffith and Dr. Brown, 80% of the target bonus was tied to the achievement of corporate milestones related to revenue and operating expense targets, and 20% of the target bonus was tied to achievement of individual performance milestones. Following review and determinations of corporate and individual performance for 2024, the compensation committee determined that: (i) Dr. Knopp’s annual bonus was earned at 98.4% of target, (ii) Mr. Griffith’s annual bonus was earned at 103.3% of target, and (iii) Dr. Brown’s annual bonus was earned at 100.0% of target.
Long-Term Incentive Compensation
We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period.
The compensation committee generally makes annual grants of stock options and/or RSUs to executives, at or near the beginning of each fiscal year, or in connection with the commencement of employment, subject to time-based vesting to align the executive’s financial interest with those of stockholders. The compensation committee also considers granting PSUs from time-to-time. PSUs have both time-vesting and performance-vesting elements, and therefore reward executive officers only if we meet certain specified market-based, financial and/or operational metrics over time. The compensation committee believes that equity incentives, in the form of stock options, RSUs and PSUs are effective vehicles to align individual and team performance with the achievement of our strategic and financial goals over time, retain our executives and align the interests of our executives with those of our stockholders.
Stock options allow our executives to purchase a fixed number of shares of our common stock for a fixed price (i.e., exercise price) over a fixed period of time. The exercise price is equal to the closing price of a share of our common stock on the date of grant. Therefore, a stock option only has value if our share price exceeds the exercise price of the option. Each grant of a RSU or PSU corresponds to a single share of our common stock, and the value of RSUs and PSUs is directly affected by increases and decreases in our stock price.
In February 2024, the compensation committee granted stock options and RSUs to the named executive officers. The size of these grants was based on target long-term incentive levels for each of the executives. After consultation with Meridian and benchmarking against peers, the value of the equity awards at the grant date was set at 2.0x the base salary of Dr. Knopp, and 1.75x the base salary of each of Mr. Griffith and Dr. Brown. The awards for each of the named executive officers were allocated fifty percent (50%) to stock options and fifty percent (50%) to RSUs.
The stock option awards granted to the named executive officers in 2024 vest and become exercisable as to twenty-five (25%) of the shares on the first anniversary of February 1, 2024, and as to the remaining 1/36th of the shares on each monthly anniversary thereafter, subject to the applicable holder’s continued service to the Company through the applicable vesting date. The RSUs granted to the named executive officers in 2024 vest annually over four (4) years from February 1, 2024, subject to the applicable holder’s continued service to the Company through the applicable vesting date. For additional information on long-term incentive awards granted to the named executive officers in 2024, see the “Outstanding Equity Awards at 2024 Fiscal Year-End” table below.
Outstanding Equity Awards at 2024 Fiscal Year End Table
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024.

		Option Awards(1)				Stock Awards(2)(3)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Kevin J. Knopp, Ph.D.	9/21/2020	122,918	—	3.24	9/21/2030	—	—	—	—
	3/1/2022	52,966	21,810(4)	16.66	3/1/2032	—	—	—	—
	3/1/2022	—	—	—	—	22,509(5)	49,520	—	—
	3/1/2023	—	—	—	—	40,345(6)	88,759	—	—
	3/1/2023	—	—	—	—	—	—	26,897(7)	59,173
	3/1/2024	—	92,937(8)	7.35	2/28/2034	—	—	—	—
	3/1/2024	—	—	—	—	68,028(9)	149,662	—	—
Joseph H. Griffith IV	1/21/2019	5,000	—	1.58	1/20/2029	—	—	—	—
	9/14/2020	67,604	—	3.24	9/14/2030	—	—	—	—
	3/1/2022	24,012	9,887(4)	16.66	3/1/2032	—	—	—	—
	3/1/2022	—	—	—	—	10,204(5)	22,449	—	—
	3/1/2023	28,666	33,877(10)	8.83	2/28/2033	—	—	—	—
	3/1/2023	—	—	—	—	30,918(6)	68,020	—	—
	3/1/2024	—	61,535(8)	7.35	2/28/2034	—	—	—	—
	3/1/2024	—	—	—	—	45,042(9)	99,092	—	—
Christopher Brown, Ph.D.	6/22/2017	114,318	—	1.75	6/22/2027	—	—	—	—
	9/21/2020	67,604	—	3.24	9/21/2030	—	—	—	—
	3/1/2022	23,659	9,741(4)	16.66	3/1/2032	—	—	—	—
	3/1/2022	—	—	—	—	10,054(5)	22,119	—	—
	3/1/2023	20,633	24,385(10)	8.83	2/28/2033	—	—	—	—
	3/1/2023	—	—	—	—	22,254(6)	48,959	—	—
	3/1/2024	—	60,064(8)	7.35	2/28/2034	—	—	—	—
	3/1/2024	—	—	—	—	43,965(9)	96,723	—	—

(1)
Each of the outstanding option awards in the table above granted prior to December 2020 was granted pursuant to our 2012 Stock Option and Grant Plan, as amended, or 2012 Plan. Each of the outstanding option awards in the table above granted after December 2020 was granted pursuant to our 2020 Stock Option and Incentive Plan, or 2020 Plan.

(2)
Each of the outstanding RSUs and PSUs in the table above was granted pursuant to our 2020 Plan.

(3)
The market value of the stock awards is determined by multiplying the number of RSUs or PSUs by $2.20, the closing price of our common stock on the Nasdaq Global Market on December 31, 2024, the last trading day of our last fiscal year.

(4)
The shares underlying this option vest, as follows: 1/4th of the shares on February 1, 2023, and 1/48th of the shares on each monthly anniversary of February 1, 2023, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(5)
Represents RSUs that vest in equal annual installments over four (4) years from February 1, 2022, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(6)
Represents RSUs that vest in equal annual installments over four (4) years from February 1, 2023, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(7)
Represents PSUs that vest upon the achievement of the next highest performance measure, if at all, on February 1, 2026, based upon the achievement of pre-determined stock price performance metrics measured based upon the volume weighted average share price for the Company’s common stock during the fourth quarter of 2025, subject to Dr. Knopp’s continued service to the Company through the applicable vesting date.
(8)
The shares underlying this option vest, as follows: 1/4th of the shares on February 1, 2025, and 1/48th of the shares on each monthly anniversary of February 1, 2025, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(9)
Represents RSUs that vest in equal annual installments over four (4) years from February 1, 2024, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

(10)
The shares underlying this option vest, as follows: 1/4th of the shares on February 1, 2024, and 1/48th of the shares on each monthly anniversary of February 1, 2024, subject to the applicable holder’s continued service to our Company through the applicable vesting date.

Executive Employment Arrangements with Named Executive Officers
We initially entered into an offer letter or employment agreement with each of the named executive officers in connection with his employment with us, which sets forth the terms and conditions of his employment, including base salary, target annual bonus opportunity, initial equity awards and standard employee benefit plan participation. Upon the closing of our initial public offering in December 2020, we entered into employment agreements with each of the named executive officers that replaced the offer letters or initial employment agreement and provide for specified payments and benefits in connection with a termination of employment in certain circumstances. Our goal in providing these severance and change in control payments and benefits is to offer sufficient cash continuity protection such that the named executive officers will focus their full time and attention on the requirements of the business rather than the potential implications of a qualifying employment termination or change in control for their respective positions. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers, rather than negotiating severance at the time that a named executive officers’ employment terminates. We have also determined that accelerated vesting provisions with respect to outstanding equity awards in connection with a qualifying termination of employment in certain circumstances are appropriate because they encourage our named executive officers to stay focused on the business in those circumstances, rather than focusing on the potential implications of the termination of employment for them personally. The employment agreements with our named executive officers require the named executive officers to execute a separation agreement containing a general release of claims in favor of us to receive any severance payments and benefits. The material terms of the employment agreements with our named executive officers are summarized below.
Kevin J. Knopp, Ph.D.
Under the employment agreement with Dr. Knopp, or the Knopp Employment Agreement, Dr. Knopp serves as our President and Chief Executive Officer on an at-will basis. Dr. Knopp’s base salary is $500,000 as of February 1, 2025, which is subject to periodic review, and he is eligible to earn an annual bonus with a target amount equal to 100% of his base salary. Dr. Knopp is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.
Pursuant to the Knopp Employment Agreement, in the event that Dr. Knopp’s employment is terminated by us without “cause” or Dr. Knopp resigns for “good reason” (as each term is defined in the Knopp Employment Agreement), subject to his execution and the effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive base salary continuation for twelve (12) months following termination, (ii) subject to Dr. Knopp’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Dr. Knopp had he remained employed with us until the earliest of (A) twelve (12) months following termination, (B) Dr. Knopp’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Knopp’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs, and (iv) if the date of termination occurs after the last day of the year to which a bonus applies but before we pay such bonus, and Dr. Knopp has otherwise earned such bonus, we will pay him such bonus in a lump sum when we determine and pay bonuses to senior executives for the applicable year, or the Knopp Prior Year Bonus.

In lieu of the payments and benefits described in the preceding paragraph, in the event that Dr. Knopp’s employment is terminated by us without cause or Dr. Knopp resigns for good reason, in either case within twelve (12) months following a “change in control” (as defined in the Knopp Employment Agreement), subject to his execution and the effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive a lump sum in cash equal to one times the sum of (A) Dr. Knopp’s then-current annual base salary (or Dr. Knopp’s annual base salary in effect immediately prior to the change in control, if higher) plus (B) Dr. Knopp’s then-current annual target cash bonus (or Dr. Knopp’s annual target cash bonus in effect immediately prior to the change in control, if higher), (ii) subject to Dr. Knopp’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Dr. Knopp had he remained employed with us until the earliest of (A) twelve (12) months following termination, (B) Dr. Knopp’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Knopp’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs, (iv) he will be entitled to receive the Knopp Prior Year Bonus, and (v) he will be entitled to accelerated vesting of 100% of all stock options and other stock-based awards held by him that are subject solely to time-based vesting.
Joseph H. Griffith IV
Under the employment agreement with Mr. Griffith, or the Griffith Employment Agreement, Mr. Griffith serves as our Chief Financial Officer on an at-will basis. Mr. Griffith’s base salary is $378,352 as of February 1, 2025, which is subject to periodic review, and he is eligible to earn an annual bonus with a target amount equal to 50% of his base salary. Mr. Griffith is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans.
Pursuant to the Griffith Employment Agreement, in the event that Mr. Griffith’s employment is terminated by us without “cause” or Mr. Griffith resigns for “good reason” (as each term is defined in the Griffith Employment Agreement), subject to his execution and the effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive base salary continuation for twelve (12) months following termination, (ii) subject to Mr. Griffith’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Mr. Griffith had he remained employed with us until the earliest of (A) twelve (12) months following termination, (B) Mr. Griffith’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Mr. Griffith’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs, and (iv) if the date of termination occurs after the last day of the year to which a bonus applies but before we pay such bonus, and Mr. Griffith has otherwise earned such bonus, we will pay him such bonus in a lump sum when we determine and pay bonuses to senior executives for the applicable year, or the Griffith Prior Year Bonus.
In lieu of the payments and benefits described in the preceding paragraph, in the event that Mr. Griffith’s employment is terminated by us without cause or Mr. Griffith resigns for good reason, in either case within twelve (12) months following a “change in control” (as defined in the Griffith Employment Agreement), subject to his execution and the effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive a lump sum in cash equal to one times the sum of (A) Mr. Griffith’s then-current annual base salary (or Mr. Griffith’s annual base salary in effect immediately prior to the change in control, if higher) plus (B) Mr. Griffith’s then-current annual target cash bonus (or Mr. Griffith’s annual target cash bonus in effect immediately prior to the change in control, if higher), (ii) subject to Mr. Griffith’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we will cover the monthly employer contribution that we would have paid to provide health insurance to Mr. Griffith had he remained employed with us until the earliest of (A) twelve (12) months following termination, (B) Mr. Griffith’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Mr. Griffith’s COBRA health continuation period, (iii) he will be entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurs, (iv) he will be entitled to receive the Griffith Prior Year

Bonus, and (v) he will be entitled to accelerated vesting of 100% of all stock options and other stock-based awards held by him that are subject solely to time-based vesting.
Christopher Brown, Ph.D.
Under the former employment agreement with Dr. Brown, or the Brown Employment Agreement, Dr. Brown served as our Chief Product Officer on an at-will basis.
Pursuant to the Brown Employment Agreement, in the event that Dr. Brown’s employment had been terminated by us without “cause” or Dr. Brown had resigned for “good reason” (as each term is defined in the Brown Employment Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he would have been entitled to receive base salary continuation for nine (9) months following termination, (ii) subject to Dr. Brown’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we would have covered the monthly employer contribution that we would have paid to provide health insurance to Dr. Brown had he remained employed with us until the earliest of (A) nine (9) months following termination, (B) Dr. Brown’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Brown’s COBRA health continuation period, (iii) he would have been entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurred, and (iv) if the date of termination occurred after the last day of the year to which a bonus applied but before we paid such bonus, and Dr. Brown, had otherwise earned such bonus, we would have paid him such bonus in a lump sum when we determined and paid bonuses to senior executives for the applicable year, or the Brown Prior Year Bonus.
In lieu of the payments and benefits described in the preceding paragraph, in the event that Dr. Brown’s employment had been terminated by us without cause or Dr. Brown resigned for good reason, in either case within twelve (12) months following a “change in control” (as defined in the Brown Employment Agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he would have been entitled to receive a lump sum in cash equal to one times the sum of (A) Dr. Brown’s then-current annual base salary (or Dr. Brown’s annual base salary in effect immediately prior to the change in control, if higher) plus (B) Dr. Brown’s average annual cash bonuses and commission payments earned for the three full calendar years immediately preceding the date of termination, (ii) subject to Dr. Brown’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, we would have covered the monthly employer contribution that we would have paid to provide health insurance to Dr. Brown had he remained employed with us until the earliest of (A) twelve (12) months following termination, (B) Dr. Brown’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Brown’s COBRA health continuation period, (iii) he would have been entitled to receive a prorated portion of the annual bonus earned for the year in which the date of termination occurred, (iv) he would have been entitled to receive the Brown Prior Year Bonus, and (v) he would have been entitled to accelerated vesting of 100% of all stock options and other stock-based awards held by him that were subject solely to time-based vesting.
Dr. Brown resigned from employment with the Company on March 16, 2025, and entered into a consulting agreement on March 17, 2025 to act as an advisor to the Company. In connection with his resignation, Dr. Brown was not eligible for, and did not receive any severance payments or benefits. In connection with his entry into the consulting agreement and continued service to the Company, Dr. Brown’s outstanding equity awards will continue to vest according to the vesting terms noted in the “Outstanding Equity Awards at 2024 Fiscal Year-End” table above. Dr. Brown is not entitled to receive any cash compensation under such agreement.
Clawback Provisions
All compensation and awards under the employment agreements with each of the named executive officers are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) the Company’s current Compensation Recovery Policy and any future clawback, forfeiture or other similar policy adopted by the board of directors, and (ii) the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, or other applicable laws.
Parachute Payments Under Section 280G of the Code
The payments and benefits provided to the named executive officers in connection with a change in control may not be eligible for a federal income tax deduction for the Company pursuant to Section 280G of the U.S. Internal Revenue Code of 1986, as amended, or the Code, and may subject the named executive officers to an excise tax under Section 4999 of the Code. Under the employment agreements with the named executive officers, if the payments or benefits payable to a named executive officer in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to such named executive officer.
Restrictive Covenants Agreements
Each of our named executive officers is also a party to an agreement containing confidential information, invention assignment, nonsolicitation and noncompetition protections.
Additional Narrative Disclosure
401(k) Savings Plan
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We have the ability to make discretionary contributions under the 401(k) plan and we provide all eligible employees with a matching contribution up to 3% of eligible pay, subject to an annual maximum of $3,500.
Health and Welfare Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, and life and AD&D insurance.
Perquisites and Other Personal Benefits
We may provide limited perquisites to our named executive officers when our compensation committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees. In 2024, we did not provide our named executive officers with any perquisites that were not provided to all employees generally.
Indemnification of Officers and Directors
We have agreed to indemnify our directors and executive officers in certain circumstances. See “Certain Relationships and Related Party Transactions — Limitation of Liability and Indemnification of Officers and Directors.”
Compensation Risk Assessment
Our compensation committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors and reviewed these items with its independent consultant, Meridian. In addition, our compensation committee asked Meridian to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the compensation committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.
Clawback Policy
In 2023, we adopted an executive Compensation Recovery Policy as required pursuant to the listing standards of Nasdaq, Section 10D of the Exchange Act and Rule 10D-1 under the Exchange Act, and the Dodd-Frank Act. Our Compensation Recovery Policy generally provides that, in the event that we are required to prepare an accounting restatement, we must recover reasonably promptly (subject to limited exceptions set forth in the Compensation Recovery Policy and permitted under the Dodd-Frank Act), excess incentive compensation received by covered officers where that compensation was based on erroneously reported financial information.
Equity Award Timing Policies and Practices
It is the policy of the board of directors and the compensation committee not to take material nonpublic information into account when determining the timing of equity award grants in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, the Company does not release material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
The Company has adopted an equity award grant policy which governs the process and timing to follow when it grants equity awards to an officer or employee of the Company or any of its subsidiaries. In accordance with this equity award grant policy, the Company generally makes awards on pre-determined dates. Annual equity awards to eligible employees, including our executives, are typically made on the first business day in March, and awards made in connection with the hiring of new employees or the promotion or retention of existing employees, are typically made on the first business day of March, June, September or December following the date of approval or hire or promotion, as applicable. While equity awards to non-employee directors are not subject to the equity award grant policy, annual awards to non-employee directors are typically made on the date of the Company’s annual shareholder meeting, and equity awards to newly-appointed non-employee directors are typically made on the date of appointment to the board of directors.
In 2024, the Company granted stock options to the name executive offers and certain other members of senior management in accordance with the equity award grant policy on March 1, 2024, which was within four (4) business days of the Company’s Current Report on Form 8-K filed on March 5, 2024 to report earnings and financial results for the fourth quarter and fiscal year ended December 31, 2023. The following table sets forth certain information with respect too such grants.
Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/share)	Grant Date Fair Value of the Award ($)
Percentage Change in the Closing
Market Price of the Securities
Underlying the Award Between the
Trading Day Ending Immediately
Prior to the Disclosure of Material
Nonpublic Information and the
Trading Day Beginning
Immediately Following the
Disclosure of Material Nonpublic
Information(1)

Kevin J. Knopp, Ph.D.	3/1/2024	92,937	7.35	500,000	(1.1)%
Joseph H. Griffith IV	3/1/2024	61,535	7.35	331,058	(1.1)%
Christopher Brown, Ph.D.	3/1/2024	60,064	7.35	323,141	(1.1)%
The price of the Company’s common stock as reported on the Nasdaq Global Market on March 4, 2024, the trading day ending immediately prior to the disclosure of material nonpublic information, was $7.23. The price of the Company’s common stock as reported on the Nasdaq Global Market on March 6, 2024, trading day beginning immediately following the disclosure of material nonpublic information, was $7.15.

Equity Compensation Plan Information
The following table sets forth information as of December 31, 2024 regarding shares of common stock that may be issued under our equity compensation plans, consisting of our 2012 Plan, 2020 Plan, and 2020 Employee Stock Purchase Plan, or 2020 ESPP.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column) (#)(4)(5)
Equity compensation plans approved by security holders(1)	5,304,379(2)	7.06	1,515,042
Equity compensation plans not approved by security holders	—	—	—
Total	5,304,379	7.06	1,515,042

(1)
Consists of our 2012 Plan, 2020 Plan, and 2020 ESPP. Following our initial public offering, no new awards may be made under the 2012 Plan. Any shares underlying awards under the 2012 Plan that expire or are terminated, surrendered, or canceled without the delivery of shares are added back to the shares available for future awards under the 2020 Plan.

(2)
Includes 2,607,362 shares of common stock issuable upon the exercise of outstanding options, 2,591,139 shares of common stock issuable upon the vesting of RSUs, and 105,878 shares of common stock issuable upon the vesting of PSUs.

(3)
Represents the weighted-average exercise price of options outstanding under our 2012 Plan and 2020 Plan. The weighted-average exercise price does not take into account RSUs and PSUs since such awards have no exercise price.

(4)
As of December 31, 2024, there were 903,900 shares available for grant under the 2020 Plan and 611,142 shares available for grants under the 2020 ESPP. The amount reported does not include an additional 1,403,940 shares of common stock added to the number of shares reserved for issuance under the 2020 Plan effective January 1, 2025 by operation of the 2020 Plan’s “evergreen” provision described in footnote 5 below, and no additional shares of common stock added to the number of shares reserved for issuance under the 2020 ESPP effective January 1, 2025 by operation of the 2020 ESPP’s “evergreen” provision described in footnote 5 below.

(5)
The 2020 Plan provides that the number of shares reserved and available for issuance under the 2020 Plan will automatically increase on each January 1 by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the administrator of the 2020 Plan. The 2020 ESPP provides that the number of shares reserved and available for issuance will automatically increase on each January 1 through January 1, 2030 by the least of (i) 307,295 shares of our common stock, (ii) 1% of the outstanding number of shares of common stock on the immediately preceding December 31, or (iii) such lesser number of shares of common stock as determined by the administrator of the 2020 ESPP. The share numbers above do not include the increase that occurred on January 1, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this Proxy Statement and the items described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Registration Rights Agreement
We are party to a Fourth Amended and Restated Registration Rights Agreement dated April 12, 2019, that provides, among other things, that certain holders of our capital stock, including ARCH Venture Fund VII, L.P., which holds more than 5% of our outstanding capital stock, as well as several of our directors and executive officers, are entitled to certain registration rights with respect to the resale of shares of the common stock beneficially owned by such stockholders prior to our initial public offering (but not shares purchased directly in the initial public offering), subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in an underwritten offering and our right to delay or withdraw a registration statement under certain circumstances. Pursuant to the registration rights agreement, we agreed to pay all registration expenses (other than underwriting discounts and commissions and subject to certain limitations set forth therein) of the holders of the shares registered pursuant to the registrations described below.
The registration rights agreement provides such stockholders with demand, “piggy-back” and shelf registration rights, subject to certain minimum threshold requirements and other customary conditions. If at any time we propose to register the offer and sale of shares of our common stock under the Securities Act (other than in a registration on Form S-4, Form S-8 or any successor form, or a registration of securities solely relating to an offering and sale to our employees, directors or consultants pursuant to any employee equity plan or other employee benefit plan arrangement, or a registration of non-convertible debt securities) then we must notify the holders of the registration rights of such proposal to allow them to include a specified number of their shares of our common stock in such registration, subject to certain marketing and other limitations.
Limitation of Liability and Indemnification of Officers and Directors
Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•
any breach of their duty of loyalty to our Company or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or DGCL; or

•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

In addition, our by-laws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity. Our by-laws also provide that we must advance expenses incurred by or on behalf of a director, and may advance expenses incurred by or on behalf of officers, in advance of the final disposition of any action or proceeding, subject to limited exceptions.
Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.
The limitation of liability and indemnification provisions that are included in our charter and bylaws and in indemnification agreements that we have entered into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions.
At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, partner, trustee, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.
We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors.
Related Person Transaction Policy
We have a written related person transaction policy providing that transactions with our directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar amount involved in the related person transaction;

•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the related-party transaction; and

•
any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 17, 2025 by:
•
each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

The column entitled “Shares Beneficially Owned” is based on a total of 35,739,753 shares of our common stock outstanding as of April 17, 2025.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within sixty (60) days of April 17, 2025, and shares of common stock issuable upon the settlement of RSUs that will vest within sixty (60) days of April 17, 2025, are considered outstanding and beneficially owned by the person holding the options or RSUs for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.
	Shares Beneficially Owned
Name and address of beneficial owner(1)	Number	Percentage
> 5% Stockholders:
Ameriprise Financial, Inc.(2)	1,889,627	5.3%
ARCH Venture Fund VII, L.P.(3)	5,725,045	16.0%
ARK Investment Management LLC(4)	2,788,565	7.8%
AWM Investment Company, Inc.(5)	5,199,924	14.6%
BlackRock, Inc.(6)	1,884,480	5.3%
Directors and Named Executive Officers
E. Kevin Hrusovsky(7)	691,564	1.9%
Keith L. Crandell(8)	5,803,243	16.2%
Marcia Eisenberg, Ph.D.(9)	65,510	*
Fenel M. Eloi(10)	67,873	*
Jeffrey P. George(11)	67,873	*
Tony J. Hunt(12)	76,489	*
Michele M. Leonhart(13)	8,192	*
Mark Spoto(14)	120,841	*
Kevin J. Knopp, Ph.D.(15)	1,450,166	4.0%
Joseph H. Griffith IV(16)	267,718	*
Christopher Brown, Ph.D.(17)	1,218,158	3.4%
Directors and Executive Officers as a group (11 persons)(18)	8,799,465	23.7%

*
Represents beneficial ownership of less than one percent.

(1)
Except as otherwise indicated below, addresses of named beneficial owners are in care of 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210.

(2)
The information is based solely on a Schedule 13G filed with the SEC on February 14, 2024. Ameriprise Financial, Inc’s business address is 145 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial, Inc. has shared voting power with respect to 1,885,730 shares and shared dispositive power with respect to 1,889,627 shares. . Columbia Management Advisers, LLC has shared voting power with respect to 1,885,730 shares and shared dispositive power with respect to 1,889,618 shares. Ameriprise Financial, Inc., as the parent company of Columbia Management Advisers, LLC, may be deemed to beneficially own the shares held by Columbia Management Advisers, LLC.

(3)
The information is based solely on a Schedule 13G/A filed with the SEC on November 14, 2024. Consists of 5,725,045 shares of common stock owned directly by ARCH Venture Fund VII, L.P. The sole general partner of ARCH Fund VII is ARCH Venture Partners VII, L.P., which may be deemed to be the beneficial owner of the securities held by ARCH Fund VII. The sole general partner of ARCH Partners VII is ARCH Venture Partners VII, LLC, which may be deemed to be the beneficial owner of the securities held by ARCH Fund VII. Keith L. Crandell, one of our directors, is a managing director of ARCH VII LLC, and may be deemed to beneficially own the securities held by ARCH Fund VII. Mr. Crandell disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The address of ARCH Fund VII is 8755 West Higgins Road, Suite 1025, Chicago, IL 60631.

(4)
The information is based solely on a Schedule 13G/A filed with the SEC on February 14, 2025. ARK Investment Management LLC’s business address is 3 East 28th Street, 7th Floor, New York, NY 10016. ARK Investment Management LLC has sole voting power with respect to 2,788,565 shares and sole dispositive power with respect to 2,788,565 shares.

(5)
The information is based solely on the Form 3 filed with the SEC on March 14, 2025 and the Schedule 13G filed with the SEC on April 7, 2025. AWM Investment Company, Inc.’s business address is 527 Madison Avenue, Suite 2600, New York, NY 10022. AWM Investment Company, Inc., a Delaware Corporation, or AWM, is the investment adviser to Special Situations Fund III QP, L.P., or SSFQP, Special Situations Cayman Fund, L.P., or CAY, Special Situations Private Equity Fund, L.P., or SSPE, Special Situations Technology Fund, L.P., or TECH, and Special Situations Technology Fund II, L.P., or TECH II, and together with SSFQP, CAY, SSPE and TECH, the Funds. As the investment adviser to the Funds, AWM holds sole voting and investment power over 2,235,354 shares held by SSFQP, 649,110 shares held by CAY, 300,000 shares held by SSPE, 338,137 shares held by TECH and 1,677,323 shares held by TECH II. David M. Greenhouse, or Greenhouse, and Adam C. Stettner, or Stettner, are the controlling principals of AWM. AWM disclaims beneficial ownership of the shares, except to the extent of its pecuniary interest therein.

(6)
The information is based solely on a Schedule 13G filed with the SEC on November 8, 2024. BlackRock, Inc.’s business address is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. has sole voting power with respect to 1,858,766 shares and sole dispositive power with respect to 1,884,480 shares.

(7)
Consists of 139,943 shares of common stock, and 221,946 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 17, 2025, held directly by Mr. Hrusovsky, and 329,675 shares of common stock owned directly by the E. Kevin Hrusovsky 2012 Irrevocable Trust. Mr. Hrusovsky’s spouse and children are trustees of the E. Kevin Hrusovsky 2012 Irrevocable Trust and have joint voting and dispositive control with respect to all securities held by the E. Kevin Hrusovsky 2012 Irrevocable Trust, and Mr. Hrusovsky may be deemed to be the beneficial owner of the securities held by such trust.

(8)
Consists of 5,725,045 shares of common stock owned directly by ARCH Venture Fund VII, L.P. as set forth in footnote 3, 13,927 shares of common stock, and 64,271 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 17, 2025 held directly by Mr. Crandell. Mr. Crandell disclaims beneficial ownership of the shares owned directly by ARCH Venture Fund VII, L.P., except to the extent of his pecuniary interest therein. The address of ARCH Fund VII is 8755 West Higgins Road, Suite 1025, Chicago, IL 60631.

(9)
Consists of 14,593 shares of common stock, and 50,917 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 17, 2025, held directly by Dr. Eisenberg

(10)
Consists of 15,450 shares of common stock, and 52,423 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 17, 2025, held directly by Mr. Eloi.

(11)
Consists of 15,450 shares of common stock, and 52,423 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 17, 2025, held directly by Mr. George.

(12)
Consists of 18,721 shares of common stock, and 57,768 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 17, 2025, held directly by Mr. Hunt.

(13)
Consists of 8,192 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 17, 2025, held directly by Ms. Leonhart.

(14)
Consists of 3,599 shares of common stock owned directly by Razor’s Edge Ventures, LLC, and 52,971 shares of common stock, and 64,271 shares of common stock issuable upon exercise of stock options or the vesting of RSUs within 60 days of April 17, 2025, held directly by Mr. Spoto. Mr. Spoto, one of our directors, is a managing partner of Razor’s Edge Ventures, LLC. Mr. Spoto disclaims beneficial ownership of the securities held by Razor’s Edge Ventures, LLC except to the extent of his pecuniary interest therein. The address of Razor’s Edge Ventures, LLC is 1875 Explorer Street, Suite 560, Reston, VA 20190.

(15)
Consists of 692,733 shares of common stock, and 216,210 shares of common stock issuable upon exercise of stock options within 60 days of April 17, 2025, held directly by Dr. Knopp, and 541,223 shares of common stock owned directly by The Kevin J. Knopp Irrevocable Trust of 2018. Dr. Knopp’s brother-in-law (John Udelson) is the trustee of The Kevin J. Knopp Irrevocable Trust of 2018 and has sole voting and dispositive control with respect to all securities held by The Kevin J. Knopp Irrevocable Trust of 2018, and Dr. Knopp may be deemed to be the beneficial owner of the securities held by such trust.

(16)
Consists of 109,870 shares of common stock, and 157,848 shares of common stock issuable upon exercise of stock options within 60 days of April 17, 2025, held directly by Mr. Griffith.

(17)
Consists of 962,122 shares of common stock, and 256,036 shares of common stock issuable upon exercise of stock options within 60 days of April 17, 2025, held directly by Dr. Brown.

(18)
See footnotes 7 through 16. Also includes the following: 24,603 shares of common stock, and 155,393 shares of common stock issuable upon exercise of stock options within 60 days of April 17, 2025, held directly by Mr. Turner.

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Proxy Statement and 2024 Annual Report, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written request to 908 Devices Inc., 645 Summer Street, Suite 201, Boston, Massachusetts 02210, Attention: Corporate Secretary, or by email to secretary@908devices.com, or by telephone at (857) 254-1500. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.   Our by-laws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at an annual meeting of stockholders, a stockholder must give written notice, received by our Corporate Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Corporate Secretary not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
The advance notice requirements under our by-laws for the 2026 Annual Meeting of Stockholders are as follows: a stockholder’s notice shall be timely delivered to our Corporate Secretary at our principal executive offices not earlier than the close of business on February 12, 2026 and not later than the close of business on March 14, 2026. However, if the date of our 2026 Annual Meeting of Stockholders occurs more than thirty (30) days before or sixty (60) days after June 12, 2026, the anniversary of the 2025 Annual Meeting, a stockholder notice will be timely if it is received by our Corporate Secretary at our principal executive offices not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials.   In addition to the requirements stated above, any stockholder who wishes to submit a proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must comply with Rule 14a-8 under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2026 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and we must receive such proposals no later than December 29, 2025. If the date of our annual meeting is moved by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If the date of our annual meeting is moved, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

OnlineGo to www.envisionreports.com/MASS orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/MASSPhoneCall toll free 1-800-652-VOTE (8683) within the USA,US territories and Canada Outside USA, US territories& Canada, call 1-781-575-2300 on a touch tone phone.Standard rates will apply.You may vote online or by phone instead of mailing this card.Your vote matters – here’s how to vote!Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03Z1BB++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2025 Annual Meeting Proxy CardA Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.1. To elect two Class I directors to hold office until the 2028 annual meeting of stockholders.For Against Abstain2. To ratify, on an advisory basis, the appointment ofPricewaterhouseCoopers LLP as our independent registered publicaccounting firm for the fiscal year ending December 31, 2025.3. To transact any other business that properly comes before theAnnual Meeting and at any adjournments and postponements

The 2025 Annual Meeting of Stockholders of 908 Devices Inc. will be held on June 12, 2025 at 10:00 a.m. Eastern Time, virtually via the internet at meetnow.global/M5UTCGT To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the 2025 Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/MASS Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MASS IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 908 Devices Inc. Notice of 2025 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 12, 2025 Kevin J. Knopp, Ph.D., Joseph H. Griffith IV and Michael S. Turner, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of 908 Devices Inc. to be held on June 12, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR item 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. .